UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM N-CSR
                         Certified Shareholder Report of
                   Registered Management Investment Companies

                   Investment Company Act File Number: 811-116



                        The Investment Company of America
               (Exact Name of Registrant as specified in charter)

                              333 South Hope Street
                          Los Angeles, California 90071
                    (Address of principal executive offices)




       Registrant's telephone number, including area code: (213) 486-9200

                   Date of fiscal year end: December 31, 2003

                   Date of reporting period: December 31, 2003





                                Vincent P. Corti
                     Capital Research and Management Company
                              333 South Hope Street
                          Los Angeles, California 90071
                     (name and address of agent for service)


                                   Copies to:
                            Eric A.S. Richards, Esq.
                              O'Melveny & Myers LLP
                              400 South Hope Street
                          Los Angeles, California 90071
                          (Counsel for the Registrant)



ITEM 1 - Reports to Stockholders

[logo - American Funds(R)]

The right choice for the long term(R)

ICA  THE INVESTMENT COMPANY OF AMERICA

ICA at 70:
A look back at seven decades

[black and white photo of a ticker tape parade]

ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 2003

ICA(SM) seeks long-term growth of capital and income, placing greater emphasis on future dividends than on current income.

The Investment Company of America(R) is one of the 29 American Funds, the nation's third-largest mutual fund family. For more than seven decades, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.


Contents

Letter to shareholders                                                1
Growth over time                                                      3
ICA at 70: A look back at seven decades                               6
The Lovelace legacy                                                  14
The portfolio counselors                                             14
Investment portfolio                                                 15
Directors and officers                                               33
The American Funds family                                    back cover

ABOUT THE COVER

Even during the Great Depression, Americans took time to celebrate -- like this ticker-tape parade on New York's Broadway.

Please see page 4 for Class A share average annual total returns with relevant sales charges deducted. Results for other share classes can be found on page 32. Please see the inside back cover for important information about other share classes.

THE FUND'S 30-DAY YIELD FOR CLASS A SHARES AS OF JANUARY 31, 2004, REFLECTING THE 5.75% MAXIMUM SALES CHARGE AND CALCULATED IN ACCORDANCE WITH THE SECURITIES AND EXCHANGE COMMISSION FORMULA, WAS 1.49%.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE PERIODS. CURRENT AND FUTURE RESULTS MAY BE LOWER OR HIGHER THAN THOSE SHOWN. BECAUSE SHARE PRICES MAY DECLINE, THE VALUE OF YOUR HOLDINGS MAY DECREASE. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. OF COURSE, INVESTMENTS OUTSIDE THE UNITED STATES INVOLVE SPECIAL RISKS SUCH AS CURRENCY FLUCTUATIONS, POLITICAL INSTABILITY, DIFFERING SECURITIES REGULATIONS AND PERIODS OF ILLIQUIDITY. GLOBAL DIVERSIFICATION CAN HELP REDUCE THESE RISKS. FOR THE MOST CURRENT INFORMATION AND MONTH-END RESULTS, VISIT AMERICANFUNDS.COM.

FELLOW SHAREHOLDERS:

[small black and white photo of a ticker tape parade]

This report marks the 70th anniversary of the Investment Company of America. When it began operations in December 1933, it had $4.7 million in assets. Today, ICA has 3.5 million shareholders and $66.5 billion in assets, making it the third-biggest mutual fund in the United States. The story of the fund's growth over the past seven decades is remarkable, we think, and beginning on page 6, we'll tell it. First though, we focus on a much shorter time frame -- the past 12 months.

[Begin Sidebar]

2003 Results at a glance
Year ended December 31, 2003
(with dividends and capital gain distributions reinvested)

                                                                     Standard & Poor's 500
                                                    ICA                    Composite Index

Income return                                      +2.23%                     +1.99%
Capital return                                    +24.07%                    +26.68%

Total return                                      +26.30%                    +28.67%

Dividends and capital gain distribution paid in 2003

                                                 Per share                Payment date

Income dividends                                   $0.13                     Mar. 4
                                                   $0.13                     June 9
                                                   $0.13                     Sept. 8
                                                   $0.13                     Dec. 17

                                                   $0.52

Capital gain distribution                          $0.21                     Dec. 17

Expense ratios and portfolio turnover rates*

Year ended December 31, 2003
                                                    ICA                   Industry average+

Expense ratio                                       0.59%                      1.34%
Portfolio turnover rate                            24%                        72%

* The expense ratio is the annual percentage of net assets used to pay fund expenses. The portfolio turnover rate is a measure of how often securities are bought and sold by a fund.
+ Growth & Income Funds, as measured by Lipper Inc.

[End Sidebar]

For the year ending December 31, 2003, ICA posted a total return of 26.3%. Its benchmark, the unmanaged Standard & Poor's 500 Composite Index, gained 28.7%. ICA's return assumes reinvestment of quarterly dividends totaling 52 cents a share and a capital gain distribution of 21 cents a share, which was paid in December 2003. The fund's income return amounted to 2.2%, versus the S&P 500's 2.0%. ICA's gains were broad: of the 172 stocks held throughout the entire fiscal year, 156 of them rose in price, including nine of our ten biggest holdings. In short, it was a very strong year -- and following the worst stock market decline in several decades, a most welcome one.

ICA is a conservative fund that pays close attention to risk. Thus, during the first few months of 2003, when war jitters and economic uncertainty dominated the headlines, we had sizable positions in cash and bonds. So we're not particularly surprised that we slightly trailed our benchmark last year, as we sometimes do during a stock market recovery. Even so, a broader time horizon shows the value of our cautious approach. During the bear market that lasted from March 24, 2000 to October 9, 2002, the S&P's total return was -47.4%; ICA's was -28.3%. The comparison is even more stark over a longer period of time. From the stock market low of August 31, 1998 to December 31, 2003 -- a period covering its dramatic rise, fall and subsequent recovery -- the S&P 500 generated a total return of 25.4%, while ICA gained 56.9%.

ECONOMIC OUTLOOK

The U.S. economy was robust in 2003, particularly between July and September, when it grew at an annualized rate of 8.2%, its strongest quarter in 20 years. Driving this expansion were several factors. Federal tax cuts and continued mortgage refinancing gave consumers money to spend; business spending grew at its fastest rate in several years; and corporate America was helped by the falling dollar, which is making U.S. exports more competitive. In fact, the dollar's drop -- 20% against the Euro and nearly 10% against the yen -- has been its most substantial since 1987. This has been a boon for companies that ICA typically invests in -- large U.S.-based multinationals that earn much of their revenue abroad.

[begin sidebar]
Figures shown are past results and are not predictive of future periods. Current and future results may be lower or higher than those shown. Because share prices may decline, the value of your holdings may decrease. For the most current information and month-end results, visit americanfunds.com. Results shown are at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower.
[end sidebar]

[Begin Sidebar]

Rise, fall and recovery: ICA vs. the S&P 500

                                  Rise                      Fall                    Recovery                 Entire period
                             8/31/98-3/24/00           3/24/00-10/9/02          10/9/02-12/31/03           8/31/98-12/31/03

S&P 500                          +62.7%                    -47.4%                    +46.4%                     +25.4%
ICA                              +52.6%                    -28.3%                    +43.3%                     +56.9%

[End Sidebar]

With 2004 underway, the economy continues to expand. Demand for durable goods and capital goods is strong; closely watched indicators like business inventories, freight shipping and consumer confidence remain good. Although mortgage rates have generally moved higher off their June low, they remain quite attractive.

However, since ICA is sensitive to risk as well as return, we feel compelled to mention several reasons for caution. With short-term interest rates at 1% -- the lowest level since 1958 -- and a growing budget deficit, the federal government is unlikely to do more to help the economy. Meanwhile, the U.S. Federal Reserve says consumer debt, mortgage foreclosures and personal bankruptcies stand at all-time highs; worrisome for anyone expecting consumer spending -- two-thirds of the U.S. economy -- to remain vigorous.

THE IMPORTANCE OF DIVIDENDS

Take a moment to unfold the "mountain chart" at the end of this letter. As you can see, since its inception seven decades ago (January 1, 1934 through December 31, 2003), ICA's average annual total return has been 12.9%, compared to the S&P's 11.4%. Take away the value of reinvested dividends and ICA's average annual return would be much lower: 9.5%. (Fund results in this example reflect payment of the 5.75% maximum sales charge on the original $10,000 investment.) Thus, reinvested dividends have helped us achieve superior long-term returns. This helps explain why we have always sought long-term growth of capital and income with a greater emphasis on future dividends than on current income.

Meanwhile, the outlook for dividends seems brighter now than it has in many years. Once taxed as ordinary income, at levels as high as 38.6%, most dividends are now taxed at a maximum rate of 15%. In response, many companies are now returning more profits to investors. After falling for many years, Standard & Poor's says the number of companies in the S&P 500 that pay dividends is now increasing, with 21 companies initiating them in 2003 -- the highest number of new payers since 1979. Of all 370 companies in the S&P that distribute dividends, the average payout increased 26% last year.

EMPHASIS ON RESEARCH, INSISTENCE ON INTEGRITY

When Capital Research and Management Company -- today investment adviser to the 29 American Funds -- assumed management of ICA 70 years ago, its founder, Jonathan Bell Lovelace, had a simple philosophy: Conduct thorough investment research and buy securities at prices that are reasonable relative to the company's future prospects, and always be guided by honesty and integrity.

Seven decades later, much has changed. There have been 12 U.S. presidents, several wars, countless recessions and many bull and bear markets. The country's population has doubled. We cross oceans in a matter of hours. We have witnessed breathtaking advances in science, medicine and technology. We live much longer -- though life itself is faster paced and increasingly complex.

Yet some things, fortunately, remain the same. In an era tainted by financial scandal and impropriety, Jonathan Bell Lovelace's simple, uncomplicated ethos continues to act as a beacon, guiding us on our never-ending quest for the best long-term investments for ICA. Like him, we eschew trends in favor of good old-fashioned legwork: visiting companies, talking with management, carefully scrutinizing balance sheets and above all, putting the interests of our shareholders first. As our feature story explains, it has worked for 70 years. We're dedicated to making it work for 70 more.

Thank you for your commitment to long-term investing. We will report to you again in six months.

Cordially,

/s/ r. Michael Shanahan                 /s/ James F. Rothenberg
R. Michael Shanahan                     James F. Rothenberg
Chairman of the Board                   President

February 6, 2004

[end sidebar]
Figures shown are past results and are not predictive of future periods. Current and future results may be lower or higher than those shown. Because share prices may decline, the value of your holdings may decrease. For the most current information and month-end results, visit americanfunds.com. Results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower.
[end sidebar]

THE VALUE OF A LONG-TERM PERSPECTIVE (1934-2003)

This chart illustrates a hypothetical $10,000 investment in The Investment Company of America over the past 70 years, from January 1, 1934 through December 31, 2003, showing the high, low and closing values for each year.

Fund figures reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425.*

The figures in the table below the chart include the fund's total return for each of those years. As you look through the table, you will see that the fund's total return can fluctuate greatly from year to year. In some years, it was well into double digits. In other years, the fund had a negative return. Over the entire period, a $10,000 investment in the fund, with all dividends reinvested, would have grown to $48,891,609, compared with $18,777,238 in the S&P 500.

Over the same period, $10,000 in a savings account would have grown to $194,885 with all interest compounded.+

You can use this table to estimate how the value of your own holdings has grown. Let's say, for example, that you have been reinvesting all of your dividends and want to know how your investment has done since the end of 1993. At that time, the value of the investment illustrated here was $15.7 million. Since then, it has more than tripled, to $48.9 million. Thus, in the same period, the value of your 1993 investment -- regardless of size -- has also more than tripled.

* The maximum initial sales charge was 8.5% prior to July 1, 1988. As outlined in the prospectus, the sales charge is reduced for investments of $25,000 or more. There is no sales charge for reinvested dividends or capital gain distributions.
+ Based on figures from the U.S. League of Savings  Institutions and the Federal
  Reserve Board, reflecting all kinds of savings deposits (maximum allowable interest rates imposed by law until 1983). Savings accounts are guaranteed; the fund is not.

AVERAGE ANNUAL TOTAL RETURNS

For periods ended December 31, 2003

CLASS A SHARES*
reflecting 5.75% maximum sales charge

1 year                                            +19.1%
5 years                                            +3.3%
10 years                                          +11.3%

*Results for other share classes can be found on page 32.

AVERAGE ANNUAL RETURNS FOR
70 YEARS (1/1/34-12/31/03)
reflecting 5.75% maximum sales charge:

Income return                                       3.2%
Capital return                                      9.7%
Total return                                       12.9%

Value added by reinvestment of dividends


[Begin Mountain Chart]
ICA with dividends reinvested      $48,891,609(1)
S&P 500 with dividends reinvested  $18,777,238
ICA not including dividends        $ 5,713,492(2)
original investment                $    10,000



[Begin Mountain Chart]

Year ended                    ICA with dividends      ICA not including
December 31,2003                   reinvested(1)          dividends (2)
original investment                 $   10,000                $10,000
1/1/1934                                 9,400                  9,400
3/31/1934                               12,000                 12,000
9/30/1934                                9,700                  9,700
12/31/1934                              11,800                 11,800
3/31/1935                               11,100                 11,100
12/31/1935                              21,600                 21,600
4/30/1936                               21,700                 21,700
12/31/1936                              31,600                 31,000
3/31/1937                               34,900                 34,200
12/31/1937                              19,400                 18,300
3/31/1938                               16,400                 15,500
12/31/1938                              24,800                 23,200
5/17/1939                               19,200                 18,000
10/26/1939                              26,400                 24,400
12/31/1939                              25,000                 22,900
4/9/1940                                26,100                 23,800
5/22/1940                               18,300                 16,700
12/31/1940                              24,400                 21,500
4/22/1941                               20,200                 17,600
7/28/1941                               25,500                 21,900
12/31/1941                              22,600                 18,800
4/28/1942                               20,700                 17,100
11/17/1942                              25,600                 20,500
12/31/1942                              26,400                 20,900
1/6/1943                                26,400                 20,900
6/5/1943                                34,600                 27,200
12/31/1943                              35,000                 26,900
1/3/1944                                34,900                 26,800
12/11/1944                              42,800                 32,100
12/31/1944                              43,200                 32,100
12/1/1945                               58,200                 42,500
12/31/1945                              59,100                 42,900
5/28/1946                               69,300                 50,200
10/9/1946                               51,700                 37,000
12/31/1946                              57,700                 40,700
2/8/1947                                59,700                 42,100
5/19/1947                               47,600                 33,300
12/31/1947                              58,200                 39,300
2/11/1948                               51,200                 34,600
6/14/1948                               64,500                 43,200
12/31/1948                              58,400                 37,700
6/13/1949                               51,900                 33,200
12/31/1949                              63,900                 39,400
7/31/1950                               61,500                 37,300
11/24/1950                              75,500                 45,300
12/31/1950                              76,600                 45,200
1/31/1951                               77,500                 45,700
9/13/1951                               90,600                 52,500
12/31/1951                              90,300                 51,200
5/1/1952                                87,700                 49,300
11/26/1952                              98,400                 54,200
12/31/1952                             101,300                 55,300
1/5/1953                               101,500                 55,400
9/14/1953                               90,500                 48,000
12/31/1953                             101,700                 53,400
1/11/1954                              102,200                 53,600
11/26/1954                             151,000                 77,300
12/31/1954                             158,900                 80,800
1/6/1955                               153,700                 78,200
12/5/1955                              197,400                 98,400
12/31/1955                             199,200                 98,500
1/23/1956                              188,600                 93,300
8/2/1956                               228,300                111,600
12/31/1956                             220,600                106,300
7/10/1957                              234,700                111,600
12/23/1957                             191,200                 89,400
12/31/1957                             194,400                 90,900
1/2/1958                               196,500                 91,900
12/31/1958                             281,500                128,000
2/9/1959                               276,300                125,700
8/3/1959                               317,800                143,000
12/31/1959                             321,400                142,900
1/5/1960                               322,600                143,400
3/8/1960                               294,400                130,100
12/31/1960                             336,000                145,600
1/3/1961                               333,400                144,500
11/29/1961                             416,600                177,700
12/31/1961                             413,600                175,400
1/3/1962                               412,800                175,100
6/25/1962                              302,200                126,600
12/31/1962                             358,800                148,200
3/1/1963                               363,000                149,000
11/13/1963                             435,300                176,700
12/31/1963                             440,900                177,800
1/2/1964                               443,300                178,800
11/18/1964                             524,000                208,200
12/31/1964                             512,600                202,300
6/28/1965                              515,300                201,400
11/30/1965                             636,800                247,800
12/31/1965                             650,700                251,600
2/11/1966                              695,600                268,900
10/7/1966                              554,900                211,100
12/31/1966                             657,100                248,000
1/4/1967                               653,900                246,800
9/25/1967                              848,300                315,000
12/31/1967                             846,900                312,500
3/5/1968                               767,400                281,400
11/29/1968                           1,016,100                368,900
12/31/1968                             990,600                356,600
2/6/1969                               998,000                359,200
12/17/1969                             861,500                301,400
12/31/1969                             884,800                309,600
1/5/1970                               900,900                315,200
5/26/1970                              671,600                232,800
12/31/1970                             908,000                307,400
1/4/1971                               899,300                304,500
4/28/1971                            1,041,800                349,600
12/31/1971                           1,062,700                349,700
1/3/1972                             1,061,100                349,200
12/11/1972                           1,236,400                399,200
12/31/1972                           1,231,100                394,700
1/5/1973                             1,240,700                397,800
12/13/1973                             969,400                300,900
12/31/1973                           1,024,100                317,900
3/13/1974                            1,078,700                331,700
10/3/1974                              753,600                227,500
12/31/1974                             840,300                245,500
1/2/1975                               860,300                251,400
7/15/1975                            1,192,600                342,300
12/31/1975                           1,137,700                317,700
1/2/1976                             1,146,300                320,100
12/15/1976                           1,445,000                393,400
12/31/1976                           1,474,400                398,100
1/3/1977                             1,468,300                396,500
10/25/1977                           1,332,000                350,400
12/31/1977                           1,436,400                374,300
3/1/1978                             1,346,200                347,500
9/11/1978                            1,868,500                475,300
12/31/1978                           1,647,500                414,400
2/27/1979                            1,616,200                406,600
9/21/1979                            1,993,900                489,100
12/31/1979                           1,963,300                475,700
4/21/1980                            1,749,600                419,500
11/18/1989                           2,440,100                574,000
12/31/1980                           2,380,200                552,200
4/27/1981                            2,540,300                583,100
9/25/1981                            2,250,800                505,100
12/31/1981                           2,401,100                530,900
8/12/1982                            2,283,500                487,000
12/7/1982                            3,273,700                683,800
12/31/1982                           3,212,000                670,600
1/24/1983                            3,149,700                657,600
10/10/1983                           3,954,400                800,700
12/31/1983                           3,859,700                774,500
1/5/1984                             3,938,600                790,300
7/24/1984                            3,487,700                684,700
12/31/1984                           4,117,200                792,000
1/8/1985                             4,042,300                777,600
12/31/1985                           5,491,900              1,017,900
1/10/1986                            5,378,100                996,800
8/26/1986                            6,822,100              1,244,500
12/31/1986                           6,685,700              1,200,500
8/25/1987                            8,965,000              1,587,100
12/4/1987                            6,490,200              1,124,100
12/31/1987                           7,049,200              1,220,900
1/20/1988                            6,898,300              1,194,800
10/20/1988                           8,057,700              1,361,600
12/31/1988                           7,898,300              1,327,400
1/3/1989                             7,952,300              1,321,200
10/9/1989                           10,570,700              1,717,600
12/31/1989                          10,338,600              1,652,800
7/16/1990                           11,034,400              1,738,600
9/24/1990                            9,349,200              1,461,700
12/31/1990                          10,409,000              1,598,800
1/9/1991                             9,964,600              1,530,600
12/31/1991                          13,171,900              1,969,900
4/8/1992                            12,725,800              1,891,000
12/8/1992                           14,053,700              2,062,300
12/31/1992                          14,092,300              2,052,200
12/31/1993                          15,729,400              2,234,200
2/2/1994                            16,250,300              2,308,200
12/31/1994                          15,753,900              2,180,600
12/13/1995                          20,601,500              2,800,100
12/31/1995                          20,578,700              2,779,700
1/10/1996                           20,131,200              2,719,200
11/29/1996                          24,949,000              3,317,300
12/31/1996                          24,560,600              3,247,900
1/2/1997                            24,449,100              3,233,100
10/7/1997                           32,201,100              4,203,600
12/31/1997                          31,881,200              4,142,700
1/9/1998                            30,538,200              3,968,200
11/27/1998                          38,263,600              4,912,000
12/31/1998                          39,193,500              5,008,200
7/16/1999                           44,986,500              5,706,500
12/14/1999                          43,402,300              5,461,600
12/31/1999                          45,682,200              5,748,500
6/2/2000                            48,297,100              6,033,200
12/20/2000                          45,816,400              5,674,900
12/31/2000                          47,435,200              5,875,500
2/1/2001                            48,641,700              6,024,900
9/21/2001                           39,682,300              4,850,900
12/31/2001                          45,258,600              5,507,500
3/19/2002                           46,842,700              5,674,200
10/9/2002                           34,117,000              4,091,000
12/31/2002                          38,709,100              4,616,900
3/11/2003                           35,519,000              4,211,800
12/31/2003                          48,891,600              5,713,500



Year ended                S&P 500 with dividends
December 31,2003                      reinvested
original investment                 $   10,000
1/1/1934                                10,000
2/6/1934                                11,700
7/26/1934                                8,500
12/31/1934                               9,900
3/14/1935                                8,400
11/19/1935                              14,500
12/31/1935                              14,600
11/9/1936                               19,800
12/31/1936                              19,500
3/6/1937                                21,200
11/24/1937                              12,000
12/31/1937                              12,700
3/31/1938                               10,300
11/9/1938                               17,200
12/31/1938                              16,600
4/8/1939                                12,900
12/31/1939                              16,500
1/3/1940                                16,900
6/10/1940                               12,200
12/31/1940                              14,900
1/10/1941                               15,300
12/31/1941                              13,200
4/28/1942                               11,400
12/31/1942                              15,900
7/14/1943                               21,100
12/31/1943                              20,000
2/7/1944                                19,800
12/31/1944                              23,900
12/10/1945                              33,100
12/31/1945                              32,600
5/29/1946                               36,500
10/9/1946                               27,300
12/31/1946                              30,000
2/8/1947                                31,800
5/17/1947                               27,200
12/31/1947                              31,700
2/14/1948                               28,800
6/15/1948                               36,100
12/31/1948                              33,400
6/13/1949                               30,600
12/31/1949                              39,700
1/14/1950                               39,400
12/31/1950                              52,300
10/15/1951                              63,800
12/31/1951                              64,800
2/20/1952                               63,200
12/31/1952                              76,700
9/14/1953                               68,000
12/31/1953                              76,000
12/31/1954                             115,900
1/17/1955                              111,400
11/14/1955                             154,300
12/31/1955                             152,400
1/23/1956                              144,500
8/2/1956                               170,400
12/31/1956                             162,400
7/15/1957                              174,200
10/22/1957                             139,600
12/31/1957                             144,900
12/31/1958                             207,600
2/9/1959                               202,000
8/3/1959                               232,400
12/31/1959                             232,500
10/25/1960                             208,300
12/31/1960                             233,600
12/12/1961                             300,200
12/31/1961                             296,500
6/26/1962                              219,500
12/31/1962                             270,700
1/2/1963                               268,900
12/31/1963                             332,400
11/20/1964                             391,800
12/31/1964                             387,100
6/28/1965                              377,300
11/15/1965                             433,700
12/31/1965                             435,400
2/6/1966                               444,100
10/7/1966                              353,300
12/31/1966                             391,500
9/25/1967                              485,600
12/31/1967                             485,300
3/5/1968                               443,700
11/29/1968                             560,900
12/31/1968                             539,000
5/14/1969                              556,500
12/31/1969                             493,500
5/26/1970                              376,000
12/31/1970                             513,000
4/28/1971                              587,700
11/23/1971                             515,100
12/31/1971                             586,300
12/11/1972                             702,300
12/31/1972                             697,700
1/11/1973                              710,600
12/5/1973                              560,500
12/31/1973                             595,200
1/3/1974                               608,900
10/3/1974                              392,200
12/31/1974                             437,700
7/15/1975                              623,500
12/31/1975                             600,600
9/21/1976                              736,500
12/31/1976                             744,300
11/2/1977                              653,100
12/31/1977                             691,000
3/6/1978                               637,100
9/12/1978                              804,900
12/31/1978                             736,500
10/5/1979                              887,800
12/31/1979                             873,500
3/27/1980                              801,700
11/28/1980                           1,193,000
12/31/1980                           1,157,000
1/6/1981                             1,177,100
9/25/1981                              993,700
12/31/1981                           1,100,000
8/12/1982                              952,400
11/9/1982                            1,348,600
12/31/1982                           1,337,000
1/3/1983                             1,315,200
10/10/1983                           1,696,700
12/31/1983                           1,638,600
7/24/1984                            1,503,700
11/6/1984                            1,760,500
12/31/1984                           1,741,400
1/4/1985                             1,704,300
12/31/1985                           2,293,900
1/22/1986                            2,209,300
12/2/1986                            2,846,900
12/31/1986                           2,722,000
8/25/1987                            3,852,000
12/4/1987                            2,588,700
12/31/1987                           2,865,000
1/20/1988                            2,813,400
10/21/1988                           3,379,700
12/31/1988                           3,339,500
10/9/1989                            4,438,700
12/31/1989                           4,395,800
7/16/1990                            4,669,500
10/11/1990                           3,774,000
12/31/1990                           4,259,100
1/9/1991                             4,017,600
12/31/1991                           5,553,900
4/8/1992                             5,290,600
12/18/1992                           6,040,000
12/31/1992                           5,976,500
1/8/1993                             5,885,100
12/31/1993                           6,577,500
2/2/1994                             6,806,400
4/4/1994                             6,231,300
12/31/1994                           6,664,000
12/13/1995                           9,234,500
12/31/1995                           9,165,300
1/10/1996                            8,905,600
11/25/1996                          11,473,200
12/31/1996                          11,268,200
12/5/1997                           15,211,800
12/31/1997                          15,026,300
1/9/1998                            14,364,500
12/29/1998                          19,495,500
12/31/1998                          19,320,200
1/14/1999                           19,052,300
12/31/1999                          23,384,800
3/24/2000                           24,358,100
12/20/2000                          20,344,900
12/31/2000                          21,256,400
1/30/2001                           22,116,900
9/21/2001                           15,685,400
12/31/2001                          18,732,000
1/4/2002                            19,130,600
10/9/2002                           12,823,500
12/31/2002                          14,593,600
3/11/2003                           13,325,800
12/31/2003                          18,777,200

[end mountain chart]





Year ended December 31                     1934         1935         1936         1937         1938         1939         1940

Year-by-year summary of results (dollars in thousands)
Dividends reinvested                       --           --           $0.4          1.0          0.2          0.5          0.9
Value at year-end                         $11.8         21.6         31.6         19.4         24.8         25.0         24.4
Dividends in cash                          --           --           $0.4          1.0          0.2          0.5          0.8
Value at year-end                         $11.8         21.6         31.0         18.3         23.2         22.9         21.5
Annual percentage returns assuming dividends reinvested
Income return                               0.0 %        0.0          1.8          3.2          0.9          2.2          3.6
Capital return                             18.2 %       83.1         44.0        (41.7)        26.7         (1.4)        (6.0)
ICA total return                           18.2%        83.1         45.8        (38.5)        27.6          0.8         (2.4)
Fund expenses(3)                            0.94%       1.13         1.19         1.53         1.89         2.02         1.88

Year ended December 31                     1941         1942         1943         1944         1945         1946         1947

Year-by-year summary of results (dollars in thousands)
Dividends reinvested                        1.3          1.2          1.1          1.2          1.2          1.8          2.4
Value at year-end                          22.6         26.4         35.0         43.2         59.1         57.7         58.2
Dividends in cash                           1.1          1.0          0.9          0.9          0.9          1.3          1.7
Value at year-end                          18.8         20.9         26.9         32.1         42.9         40.7         39.3
Annual percentage returns assuming dividends reinvested
Income return                               5.2          5.3          4.2          3.5          2.8          3.0          4.2
Capital return                            (12.6)        11.5         28.6         19.8         34.0         (5.4)        (3.3)
ICA total return                           (7.4)        16.8         32.8         23.3         36.8         (2.4)         0.9
Fund expenses(3)                            1.95         2.13         1.72         1.45         1.06         0.98         1.10

Year ended December 31                     1948         1949         1950         1951         1952         1953         1954

Year-by-year summary of results (dollars in thousands)
Dividends reinvested                        2.7          2.7          3.2          3.4          3.5          3.9          4.1
Value at year-end                          58.4         63.9         76.6         90.3        101.3        101.7        158.9
Dividends in cash                           1.8          1.7          1.9          2.0          2.0          2.1          2.1
Value at year-end                          37.7         39.4         45.2         51.2         55.3         53.4         80.8
Annual percentage returns assuming dividends reinvested
Income return                               4.6          4.6          4.9          4.4          3.9          3.9          4.0
Capital return                             (4.2)         4.8         14.9         13.4          8.3         (3.5)        52.1
ICA total return                            0.4          9.4         19.8         17.8         12.2          0.4         56.1
Fund expenses(3)                            1.08         0.96         1.01         0.93         0.81         0.85         0.88

Year ended December 31                     1955         1956         1957         1958         1959         1960         1961

Year-by-year summary of results (dollars in thousands)
Dividends reinvested                        5.1          5.6          6.2          6.5          7.0          8.1          8.4
Value at year-end                         199.2        220.6        194.4        281.5        321.4        336.0        413.6
Dividends in cash                           2.6          2.7          3.0          3.0          3.2          3.6          3.6
Value at year-end                          98.5        106.3         90.9        128.0        142.9        145.6        175.4
Annual percentage returns assuming dividends reinvested
Income return                               3.2          2.8          2.8          3.4          2.5          2.5          2.5
Capital return                             22.2          8.0        (14.7)        41.4         11.7          2.0         20.6
ICA total return                           25.4         10.8        (11.9)        44.8         14.2          4.5         23.1
Fund expenses(3)                            0.86         0.80         0.76         0.68         0.64         0.62         0.59

Year ended December 31                     1962         1963         1964         1965         1966         1967         1968

Year-by-year summary of results (dollars in thousands)
Dividends reinvested                        9.1          9.6         10.7         12.1         15.5         18.4         22.6
Value at year-end                         358.8        440.9        512.6        650.7        657.1        846.9        990.6
Dividends in cash                           3.8          3.9          4.3          4.7          5.9          6.9          8.3
Value at year-end                         148.2        177.8        202.3        251.6        248.0        312.5        356.6
Annual percentage returns assuming dividends reinvested
Income return                               2.2          2.7          2.4          2.4          2.4          2.8          2.7
Capital return                            (15.4)        20.2         13.9         24.5         (1.4)        26.1         14.3
ICA total return                          (13.2)        22.9         16.3         26.9          1.0         28.9         17.0
Fund expenses(3)                            0.61         0.59         0.58         0.57         0.52         0.50         0.49

Year ended December 31                     1969         1970         1971         1972         1973         1974          1975

Year-by-year summary of results (dollars in thousands)
Dividends reinvested                       25.3         27.3         28.6         29.9         33.4         52.2         49.8
Value at year-end                         884.8        908.0      1,062.7      1,231.1      1,024.1        840.3      1,137.7
Dividends in cash                           9.0          9.4          9.6          9.7         10.6         15.9         14.3
Value at year-end                         309.6        307.4        349.7        394.7        317.9        245.5        317.7
Annual percentage returns assuming dividends reinvested
Income return                               2.6          3.1          3.1          2.8          2.7          5.1          5.9
Capital return                            (13.3)        (0.5)        13.9         13.1        (19.5)       (23.0)        29.5
ICA total return                          (10.7)         2.6         17.0         15.9        (16.8)       (17.9)        35.4
Fund expenses(3)                            0.48         0.55         0.51         0.49         0.47         0.49         0.48

Year ended December 31                     1976         1977         1978         1979         1980         1981          1982

Year-by-year summary of results (dollars in thousands)
Dividends reinvested                       46.4         49.8         56.0         70.0         91.3        115.9        146.1
Value at year-end                       1,474.4      1,436.4      1,647.5      1,963.3      2,380.2      2,401.1      3,212.0
Dividends in cash                          12.8         13.3         14.4         17.3         21.7         26.4         31.6
Value at year-end                         398.1        374.3        414.4        475.7        552.2        530.9        670.6
Annual percentage returns assuming dividends reinvested
Income return                               4.1          3.4          3.9          4.2          4.7          4.9          6.1
Capital return                             25.5         (6.0)        10.8         15.0         16.5         (4.0)        27.7
ICA total return                           29.6         (2.6)        14.7         19.2         21.2          0.9         33.8
Fund expenses(3)                            0.46         0.49         0.49         0.47         0.46         0.45         0.46

Year ended December 31                     1983         1984         1985         1986         1987         1988         1989

Year-by-year summary of results (dollars in thousands)
Dividends reinvested                      147.2        160.4        174.9        203.8        267.5        318.7        370.8
Value at year-end                       3,859.7      4,117.2      5,491.9      6,685.7      7,049.2      7,989.3     10,338.6
Dividends in cash                          30.3         31.7         33.2         37.3         47.5         54.4         60.7
Value at year-end                         774.5        792.0      1,017.9      1,200.5      1,220.9      1,327.4      1,652.8
Annual percentage returns assuming dividends reinvested
Income return                               4.6          4.2          4.2          3.7          4.0          4.5          4.6
Capital return                             15.6          2.5         29.2         18.0          1.4          8.8         24.8
ICA total return                           20.2          6.7         33.4         21.7          5.4         13.3         29.4
Fund expenses(3)                            0.44         0.47         0.43         0.41         0.42         0.48         0.52

Year ended December 31                     1990         1991         1992         1993         1994         1995         1996

Year-by-year summary of results (dollars in thousands)
Dividends reinvested                      406.3        320.4        357.8        374.4        407.2        450.1        480.1
Value at year-end                      10,409.0     13,171.9     14,092.3     15,729.4     15,753.9     20,578.7     24,560.6
Dividends in cash                          64.1         48.7         53.0         54.0         57.3         61.7         64.3
Value at year-end                       1,598.8      1,969.9      2,052.2      2,234.2      2,180.6      2,779.7      3,247.9
Annual percentage returns assuming dividends reinvested
Income return                               3.9          3.1          2.7          2.7          2.6          2.9          2.3
Capital return                             (3.2)        23.4          4.3          8.9         (2.4)        27.7         17.0
ICA total return                            0.7         26.5          7.0         11.6          0.2         30.6         19.3
Fund expenses(3)                            0.55         0.59         0.58         0.59         0.60         0.60         0.59

Year ended December 31                     1997         1998         1999         2000         2001         2002         2003

Year-by-year summary of results (dollars in thousands)
Dividends reinvested                      510.3        584.1        651.8        743.4        804.1        833.3        864.3(1)
Value at year-end                      31,881.2     39,193.5     45,682.2     47,435.2     45,258.6     38,709.1     48,891.6
Dividends in cash                          67.0         75.4         82.8         93.0         99.0        100.7        102.2(2)
Value at year-end                       4,142.7      5,008.2      5,748.5      5,875.5      5,507.5      4,616.9      5,713.5
Annual percentage returns assuming dividends reinvested
Income return                               2.1          1.8          1.7          1.6          1.7          1.8          2.2
Capital return                             27.7         21.1         14.9          2.2         (6.3)       (16.3)        24.1
ICA total return                           29.8         22.9         16.6          3.8         (4.6)       (14.5)        26.3
Fund expenses(3)                            0.56         0.55         0.55         0.56         0.57         0.59         0.59


Figures shown are past results and are not predictive of future periods. Current and future results may be lower or higher than those shown. Because share prices may decline, the value of your holdings may decrease. For the most current information and month-end results, visit americanfunds.com.

The results shown are before taxes on fund distributions and sale of fund shares. The S&P 500 is unmanaged and does not reflect the effects of sales charges, commissions or expenses.

(1) Includes dividends of $10,434,715 and capital gain distributions of $22,488,688 reinvested in the years 1936-2003.

(2) Includes reinvested capital gain distributions of $3,255,361, but does not reflect income dividends of $1,617,961 taken in cash.

(3) Fund expense percentages are provided as additional information. They should not be subtracted from any other figure on the table because all fund results already reflect their effect.

[end mountain chart]

[photo of a soup kitchen during the Great Depression]
[Begin Photo Caption]
Great Depression: An all too typical sight during the 1930s-- a soup kitchen. It was during this harsh economic era that ICA was born.
[End Photo Caption]

ICA AT 70: A LOOK BACK AT SEVEN DECADES

It was, perhaps, America's darkest era: the Great Depression. At its worst point in the early 1930s, one in seven adults was unemployed. Factories and banks failed. There were record numbers of farm and home foreclosures. As poverty soared, bread lines and soup kitchens sprouted. A popular song reflected the grim era: "Brother, can you spare a dime?" Few could. To many Americans, the stock market crash of 1929 was to blame, and investing in equities was thought to be a fool's game.

Against this gloomy backdrop, a young stock analyst, Jonathan Bell Lovelace, was asked to take control of a closed-end leveraged financial trust. Its name: The Investment Company of America. When he took over on December 6, 1933, ICA had net assets of $4.7 million. Now, as it marks its 70th year, The Investment Company of America is the third-largest mutual fund in the United States, with $66.5 billion in assets.

On the next few pages, we'll look at ICA and chart its remarkable growth over seven decades and many stock market cycles. We'll also look at the legacy of Jonathan Bell Lovelace, and his impact on ICA and its investment adviser -- built by him -- Capital Research and Management Company.

[Begin Sidebar]
1934-43
The early years
[End Sidebar]

Investors who think the stock market's rise and fall between 1998 and 2002 was dramatic should look at the 1930s. As the United States struggled to right itself during the Great Depression, the stock market was quite volatile. After delivering a total return of 25.4% in 1934, its first full year of operations, ICA soared in 1935 and 1936, gaining 83.1% and 45.8%, respectively. In 1937, however, the stock market fell sharply, and so did ICA, plunging 38.5% -- its worst year ever.

By the end of the fund's first decade, the United States found itself in World War II. Unemployment dwindled as Americans went back to work. As the U.S. became the arsenal of democracy, its economy -- and ICA -- boomed. For its first ten years, the fund rose at a compound rate of 14.0% a year; its benchmark, the Standard & Poor's 500 Composite Index, delivered an average annual total return of 7.2%.

In those days, the U.S. was a blue-collar nation, dominated by "smokestack" industries. ICA's investment holdings generally reflected this. But changes were afoot: the decade also saw the splitting of the atom, the first jet plane, and the first television broadcast.

[begin mountain chart]
Growth of a $10,000 investment (1934-43) with dividends reinvested

                            ICA         S&P 500
1933                    $10,000         $10,000
1934                    $12,542         $ 9,851
1935                    $22,961         $14,555
1936                    $33,481         $19,479
1937                    $20,607         $12,670
1938                    $26,285         $16,604
1939                    $26,508         $16,542
1940                    $25,868         $14,918
1941                    $23,966         $13,193
1942                    $27,982         $15,880
1943                    $37,151         $19,980

              Year ended December 31

[end mountain chart]

[Begin Sidebar]
FUND FACTS at December 31, 1943

$3,723,660 ASSETS UNDER MANAGEMENT

10 LARGEST EQUITY HOLDINGS

Greyhound
Paramount Pictures
B.F. Goodrich
National Supply
Great Northern Railway
American Home Products
Standard Oil (New Jersey)
Canada Dry Ginger Ale
Philco
Oliver Farm Equipment
[End Sidebar]

[photo of President Franklin D. Roosevelt]
[Begin Photo Caption]
Nothing to Fear: President Franklin D. Roosevelt gave Americans hope during the Great Depression.
[End Photo Caption]

[begin sidebar]
Figures shown are past results and are not predictive of future periods. Current and future results may be lower or higher than those shown. Because share prices may decline, the value of your holdings may decrease. For the most current information and month-end results, visit americanfunds.com. Results shown are at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower.
[end sidebar]

[Begin Sidebar]
1944-53
War and peace
[End Sidebar]

[Begin mountain chart]
Growth of a $10,000 investment (1944-53) with dividends reinvested

                            ICA         S&P 500
1943                    $10,000         $10,000
1944                    $12,334         $11,972
1945                    $16,874         $16,331
1946                    $16,474         $15,012
1947                    $16,624         $15,868
1948                    $16,685         $16,727
1949                    $18,259         $19,864
1950                    $21,879         $26,160
1951                    $25,778         $32,440
1952                    $28,925         $38,390
1953                    $29,055         $38,016
                Year ended December 31

[End mountain chart]

[Begin Sidebar]
FUND FACTS at December 31, 1953

12,326 SHAREHOLDERS
$26,727,549 ASSETS UNDER MANAGEMENT

10 LARGEST EQUITY HOLDINGS

General Electric
B.F. Goodrich
Westinghouse Electric
International Paper
United Aircraft
American Automobile Insurance
Carrier
Aluminum Company of America
Texas Gulf Producing
Sperry
[End Sidebar]

[photo of a woman on an airplane wing]
[Begin Photo Caption]
Rosie the Riveter: With millions of American men in the armed forces, women kept the defense industry running during World War II.
[End Photo Caption]

With America's wartime economy at full peak, ICA's second decade got off to a good start. The fund generated a total return of 23.3% in 1944; it did even better in 1945, surging 36.8%. But as the war ended, the nation demobilized and millions of servicemen came home. Defense spending -- which accounted for as much as 38.0% of the U.S. economy during the war -- was slashed. The stock market sagged. In 1946, ICA slipped 2.4%, and was essentially flat for the next two years.

As the nation adjusted to peacetime, things began to pick up. Thanks to the GI bill, millions of veterans went to college; it was the beginning of America's gradual shift to a service-oriented, white-collar economy. Those veterans got married too, and the Baby Boom was on. After years of economic depression and wartime deprivation, the nation's standard of living began to rise.

But peace soon gave way to new tensions. Just three years after the end of World War II, a U.S.-Soviet showdown over Berlin heralded the dawn of the Cold War. Communism swept China, and the U.S. found itself at war again, this time in Korea.

During this decade of war and peace -- and war again -- the stock market did quite well. From 1944 to 1953, the S&P 500 Index grew at an average annual compound rate of 14.3%. ICA lagged, averaging an annual total return of 11.3%. In relative terms, it was ICA's poorest decade. But over the first two full decades of its existence, the fund, with dividends reinvested, still grew 48% more than its benchmark.

[Begin Sidebar]
1954-63
Progress and prosperity
[End Sidebar]

Sandwiched between the end of the Korean War and the turbulence that defined much of the 1960s, the decade from 1954 to 1963 was one of quiet progress in America. From Southern California to New York's Long Island, suburbs grew quickly, connected by thousands of miles of freeways. This love affair with the road would spur the rapid growth of everything from shopping malls to motel chains to fast-food restaurants. Television asserted itself as the dominant form of entertainment. A vaccine for polio was developed. Alaska and Hawaii joined the union. Politically, the placid years of Dwight Eisenhower gave way to the excitement of John F. Kennedy's New Frontier. America set its sights on the moon, while deepening its involvement in Vietnam. The decade ended on a tragic note in November 1963, when Kennedy was assassinated.

For investors, it was generally a prosperous time. Even accounting for three recessions and stock market declines in 1957 and 1962, the S&P 500 had an average annual total return of 15.9% for the decade. ICA essentially kept pace, at 15.8%.

Although ICA continued to focus mostly on U.S. companies, the fund's investment adviser, Capital Research and Management Company, saw that many of those companies were beginning to derive more revenue from abroad. A new word entered the lexicon: "multinational," used to describe a company with business operations in many countries. With the world's economies and markets becoming increasingly intertwined, Capital Research opened its first research office overseas, in Geneva. Today, the fund invests up to 15% of its net assets in companies domiciled outside the United States and not included in the S&P 500 Index.

In addition to its growing international focus, ICA underwent another important change. In April 1958, Capital began to manage its mutual funds with a method that, to this day, remains unique in the investment business: the "multiple portfolio counselor system." (Please see page 14.)

[photo of a family watching television]
[Begin  Photo  Caption]
Prime Time: Television spread rapidly in the 1950s, quickly becoming the dominant mass-medium in the United States.
[End Photo Caption]

[Begin mountain chart]
Growth of a $10,000 investment (1954-63) with dividends reinvested

                            ICA         S&P 500
1953                    $10,000         $10,000
1954                    $15,613         $15,257
1955                    $19,579         $20,068
1956                    $21,686         $21,378
1957                    $19,109         $19,075
1958                    $27,665         $27,337
1959                    $31,590         $30,606
1960                    $33,023         $30,755
1961                    $40,645         $39,031
1962                    $35,264         $35,634
1963                    $43,333         $43,759
              Year ended December 31

[End mountain chart]

[Begin Sidebar]
Fund facts at December 31, 1963

60,519 SHAREHOLDERS
$300,583,368 ASSETS UNDER MANAGEMENT

10 LARGEST EQUITY HOLDINGS

International Business Machines
Xerox
Burlington Industries
Delta Air Lines
Union Oil Company of California
Royal Dutch Petroleum
American Airlines
Southern Pacific
Northwest Airlines
Ford Motor
[End Sidebar]

[begin sidebar]
Figures shown are past results and are not predictive of future periods. Current and future results may be lower or higher than those shown. Because share prices may decline, the value of your holdings may decrease. For the most current information and month-end results, visit americanfunds.com. Results shown are at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower.
[end sidebar]

[Begin Sidebar]
1964-73
Upheaval and achievement
[End Sidebar]

For investors, this ten-year period is sometimes known as the "go-go years" -- the term used to describe the stock market's general rise during the decade. In retrospect, however, the period wasn't as energetic as the phrase implies. The S&P 500 Index suffered three negative years and, for the decade as a whole, generated an average annual total return of 6.0%. Careful stock selection and close attention to risk helped ICA do better, averaging 8.8% per year.

The latter part of the decade is rather famous for another term: the so-called "nifty fifty" -- a group of mostly blue-chip stocks that did quite well for a few years, but then plunged, leading to the sharp stock market downturn that began in 1973. ICA's investment team doesn't follow fads, and decided that the nifty fifty were significantly overvalued, so it generally avoided those stocks.

The stock market's muted growth during the decade was also a reflection of the nation's growing economic difficulties, namely surging inflation and interest rates.

There were other troubles. Americans were sharply divided over Vietnam, beset by social upheaval, and within the space of two months in 1968, the assassinations of Robert Kennedy and Martin Luther King. Near the end of the ten-year period came Watergate. But there were bright spots too, including the first heart transplant operation and the birth of the environmental movement. Intel introduced the world's first microprocessor and the Boeing 747 took to the skies, revolutionizing travel for millions. But the most notable journey was made by just two men who, in July 1969, walked on the moon.

During this momentous decade, ICA continued to grow, gaining its 100,000th shareholder, while net assets climbed to more than $1.3 billion. It also saw three of ICA's current portfolio counselors enter the investment business. Together, the three of them now have more than a century's worth of investment experience.

[Begin Photo Caption]
[photo of a man walking on the moon]
One Small Step: Arguably the most spectacular achievement of the 20th century, Apollo 11's landing on the moon reflected America's economic and technological prowess.
[End Photo Caption]

[Begin Sidebar]
Growth of a $10,000 investment (1964-73) with dividends reinvested

                            ICA         S&P 500
1963                    $10,000         $10,000
1964                    $11,626         $11,648
1965                    $14,758         $13,099
1966                    $14,903         $11,779
1967                    $19,209         $14,600
1968                    $22,469         $16,216
1969                    $20,069         $14,847
1970                    $20,595         $15,434
1971                    $24,102         $17,641
1972                    $27,922         $20,991
1973                    $23,227         $17,908
             Year ended December 31

[End mountain chart]

[Begin Sidebar]
Fund facts at December 31, 1973

137,424 SHAREHOLDERS
$1,322,210,288 ASSETS UNDER MANAGEMENT

10 LARGEST EQUITY HOLDINGS

Philip Morris
Atlantic Richfield
Exxon
Connecticut General Insurance
Federal National Mortgage
RCA
Standard Oil Company of California
Texaco
American Telephone and Telegraph
Sperry Rand
[End Sidebar]

[Begin Sidebar]
1974-83
Long-term growth
[End Sidebar]

[photo of a car at a gas station next to sign announcing a gas shortage]
[Begin Photo Caption]
Fill 'er Up: America's growing dependence on imported oil was driven home by an Arab oil embargo in 1973-1974.
[End Photo Caption]

[Begin mountain chart]
Growth of a $10,000 investment (1974-83) with dividends reinvested

                            ICA         S&P 500
1973                    $10,000         $10,000
1974                    $ 8,206         $ 7,353
1975                    $11,109         $10,091
1976                    $14,397         $12,505
1977                    $14,026         $11,610
1978                    $16,088         $12,373
1979                    $19,172         $14,676
1980                    $23,242         $19,438
1981                    $23,447         $18,481
1982                    $31,365         $22,463
1983                    $37,690         $27,530
             Year ended December 31

[End mountain chart]

[Begin Sidebar]
Fund facts at December 31, 1983

128,983 SHAREHOLDERS
$2,359,908,594 ASSETS UNDER MANAGEMENT

10 LARGEST EQUITY HOLDINGS

International Business Machines
Philip Morris
American Telephone and Telegraph
Capital Cities Communications
General Electric
Eastman Kodak
NCR
Boeing
Time
Times Mirror
[End Sidebar]

The decade picked up where the previous one left off: with bad news. Inflation and interest rates were at sky-high levels and the stock market was in the midst of its worst slump since the 1930s. Vietnam was finally over, but Watergate was about to force Richard Nixon from the presidency. The combination of scandal, war and economic turbulence took a toll, with many Americans losing faith in their government and financial institutions. But scientific, medical and technological breakthroughs continued, including the birth of the first test tube baby, the implantation of an artificial heart and the first space shuttle mission. Near the end of the decade, the United States suffered a severe recession, with the Federal Funds rate topping 19.0% in 1981 and an unemployment rate that reached 10.8%.

Despite the gloomy headlines, patient investors were well rewarded over the decade. ICA generated an average annual total return of 14.2% over the ten-year period, well ahead of the S&P 500's 10.7%. As in decades past, the fund's investment results were based on a long-term perspective, thorough research and careful attention to risk.

ICA's investment adviser, Capital Research and Management Company, significantly increased its investment research capability during this period. During the stock market decline that ended in 1974, when some investment firms were pruning staff, Capital made several key hires. Of ICA's current nine portfolio counselors, three entered the investment business in this decade.

Thus, most of the men and women now managing ICA's portfolio have been on hand for many years. Capital also continued to emphasize its commitment to global investing by opening research offices in London, Tokyo and Hong Kong.

With $1.3 billion in net assets at the beginning of 1974, ICA was already one of the biggest mutual funds in the United States. It would get bigger still: Ten years later, net assets had grown more than 78%, to nearly $2.4 billion. The decade also saw ICA embark on one of its best periods, on both an absolute and relative basis. After experiencing a negative total return of 2.6% in 1977, the fund would deliver positive total returns for each of the next 23 years.

[begin sidebar]
Figures shown are past results and are not predictive of future periods. Current and future results may be lower or higher than those shown. Because share prices may decline, the value of your holdings may decrease. For the most current information and month-end results, visit americanfunds.com. Results shown are at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower.
[end sidebar]

[Begin Sidebar]
1984-93
Triumph of capitalism
[End Sidebar]

[photo of people standing onto of the Berlin Wall]
[Begin Photo Caption]
East Meets West: The fall of the Berlin Wall in 1989 heralded the end of the cold war, bringing democracy and the free market to Eastern Europe and most of the former Soviet Union.
[End Photo Caption]

[Begin mountain chart]
Growth of a $10,000 investment (1984-93) with dividends reinvested

                            ICA         S&P 500
1983                    $10,000         $10,000
1984                    $10,667         $10,627
1985                    $14,229         $13,999
1986                    $17,322         $16,612
1987                    $18,263         $17,484
1988                    $20,699         $20,380
1989                    $26,786         $26,827
1990                    $26,968         $25,993
1991                    $34,127         $33,894
1992                    $36,511         $36,473
1993                    $40,753         $40,141
              Year ended December 31

[End mountain chart]

[Begin Sidebar]
Fund facts at December 31, 1993

1,147,629 SHAREHOLDERS
$19,005,029,805 ASSETS UNDER MANAGEMENT

10 LARGEST EQUITY HOLDINGS

Federal National Mortgage
Royal Dutch Petroleum
Time Warner
Philip Morris
Tele-Communications
MCI Communications
BankAmerica
Caterpillar
American Telephone and Telegraph
International Business Machines
[End Sidebar]

As rapid as ICA's growth was between 1974 and 1983, it pales in comparison with the decade that followed. The fund welcomed more than a million new shareholders between 1984 and 1993 -- an increase of nearly 800%.

Those shareholders were well rewarded during the decade. Despite a sharp stock market downturn in 1987 and a recession in the early 1990s, the fund produced a positive total return each year, achieving an average annual total return of 15.1%. This was slightly better than the S&P 500's 14.9%. Overall, the fund's net assets swelled from $2.4 billion to $19 billion.

Many favorable developments helped lift the stock market higher. In the United States, inflation and interest rates declined steadily. Overseas, the Berlin Wall came down and the Soviet Union collapsed, ending the Cold War. The world seemed safer and U.S. defense spending began to decline in real terms. After the turbulence of the 1960s and 1970s, Americans became more optimistic about the future.

From a business and investment standpoint, there were several notable events that would affect the U.S. economy and ICA. In 1984, AT&T's nationwide telephone monopoly was broken up; its divestiture signaled rapid growth and innovation in the telecommunications industry. Another important development during the decade was the lowering of many trade barriers. In 1992, the United States and its two biggest trading partners, Canada and Mexico, created the North American Free Trade Agreement. That same year, the Maastricht Treaty was signed, creating the European Union.

The lowering of trade barriers has been significant for ICA, since it invests in big, well-established U.S. companies that typically have extensive business operations around the world. As global trade grew rapidly during the decade, Capital Research continued to expand its investment research, particularly in Europe and Asia. By the end of 1993, Capital's budget for investment research topped $50 million, and its investment professionals made more than 7,000 research visits in the United States and around the world.

[Begin Sidebar]
1994-2003
The best-- and worst-- of times
[End Sidebar]

The stock market enjoyed one of its best periods during this decade. It also suffered through one of its worst. From 1995 through 1999, ICA's benchmark, the Standard & Poor's 500 Composite Index, averaged gains of more than 20% per year, an unprecedented feat. In March 2000, the S&P 500 began falling from its lofty perch; by October 2002, it had shed 47% of its value.

For the entire ten-year period, ICA had an average annual total return of 12.0%, compared with the S&P's 11.1%. But it's the last few years of the decade -- from 1998 to the end of 2002 -- that exemplify much of what ICA has always tried to achieve: solid and consistent investment results for its shareholders over long periods of time, through many stock market cycles.

From its low on August 31, 1998 to its high on March 24, 2000, the S&P 500's total return was 62.7%; ICA's was 52.6%. But from that high-water mark to the low of October 9, 2002, the value of the S&P -- as we mentioned -- was nearly cut in half. ICA's total return was -28.3%. Looking at the entire stock market cycle, from August 31, 1998 to October 9, 2002, the S&P lost 14.3%. ICA gained 9.5%.

As it has so many times in the past, careful investment research and attention to risk helped ICA weather the storm. ICA's focus on dividends has also contributed to its long-term success. When the stock market is falling, dividend payments can cushion the blow for investors. When the stock market is rising, they're added to capital gains. And when dividends are reinvested, they produce still more dividends. Over ICA's first seven decades -- from January 1, 1934 to December 31, 2003 -- reinvested dividends accounted for 36% of its total return. Little wonder that Albert Einstein once called compounding "the eighth wonder of the world."

[photo of the remains of the World Trade Centers in New York]
[Begin Photo Caption]
End of an Era: September 11, 2001 plunged America into a period of war and uncertainty -- yet ICA has remained resilient.
[End Photo Caption]

[Begin mountain chart]
Growth of a $10,000 investment (1994-2003) with dividends reinvested

                            ICA         S&P 500
1993                    $10,000         $10,000
1994                    $10,016         $10,132
1995                    $13,083         $13,934
1996                    $15,615         $17,131
1997                    $20,269         $22,845
1998                    $24,917         $29,373
1999                    $29,043         $35,553
2000                    $30,157         $32,317
2001                    $28,773         $28,479
2002                    $24,609         $22,187
2003                    $31,083         $28,548
               Year ended December 31

[End mountain chart]

[Begin Sidebar]
Fund facts at December 31,  2003

3,456,507 SHAREHOLDERS
$66,534,093,875 ASSETS UNDER MANAGMENT

10 LARGEST EQUITY HOLDINGS

Altria Group
Fannie Mae
SBC Communications
Dow Chemical
Time Warner
Lowe's Companies
Caterpillar
Eli Lilly
Texas Instruments
ChevronTexaco
[End Sidebar]

[begin sidebar]
Figures shown are past results and are not predictive of future periods. Current and future results may be lower or higher than those shown. Because share prices may decline, the value of your holdings may decrease. For the most current information and month-end results, visit americanfunds.com. Results shown are at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower.
[end sidebar]

THE LOVELACE LEGACY

[photo of Jonathan Bell Lovelace]
[Begin Photo Caption]
The founder of Capital Research and Management Company: Jonathan Bell Lovelace. [End Photo Caption]

[photo of Harleston (Hardy) Hall, Jules Hoffman, Jon Lovelace, Jr., Al Drasdo, Sr. and Jonathan Bell Lovelace]
[Begin Photo Caption]
Jonathan Bell Lovelace (right) presiding over a Capital Research investment meeting in the 1950s. From left: Harleston (Hardy) Hall, Jules Hoffman, Jon Lovelace, Jr. and Al Drasdo, Sr.
[End Photo Caption]

When he founded Capital Research and Management Company -- the investment adviser to ICA -- more than 70 years ago, Jonathan Bell Lovelace probably couldn't have imagined how big both were destined to become. In ICA's case, $4.7 million in assets have grown to $66.5 billion today, making it the third-biggest mutual fund in the United States. And with more than $750 billion under management, Capital itself is a true giant in the investment world.

But one thing has stayed the same: Jonathan's stamp on the company. JBL (as he came to be known) believed in hard work, honesty and fairness -- simple virtues that would benefit investors while making Capital itself a good place to work. That ethic is his legacy, and it flourishes to this day.

JBL's investment philosophy lives on too. He believed in thoroughly researching a company before purchasing shares of its stock. He wanted to know, among other things, the company's management, its future prospects, customers and competitors. Combining this scrutiny with a close examination of the company's books, JBL tried to ascertain whether its stock was overvalued or undervalued. It was an investment style that was somewhat of an anomaly to the time in which it was developed -- the 1920s -- but over the years, through wars, recessions and many stock market cycles, it would prove its mettle.

JBL passed away in 1979. But he is fondly remembered by those fortunate enough to have known him.

"When I think of Jonathan Bell Lovelace," says Mike Shanahan, an ICA portfolio counselor who joined Capital in 1965, "I think of three things: first and foremost was his insistence on integrity. This meant doing what's right, not what's expedient or popular. And live it every day. He was an honest man who believed in trust and fairness. Second, he encouraged people to seek unconventional opportunities and take risks. Not blind risks, but risks based on thorough, sensible research. Finally, he insisted that people work as a team and support one another, remembering always who they're working for: the shareholders."

Gregg Ireland, now an ICA portfolio counselor, also had the privilege of meeting JBL. It was just after Gregg joined Capital more than 30 years ago. JBL made a lasting impression. "Everyone tried to live up to his high standards for excellence, through discipline and attention to detail in the investment process. But I was also impressed with his high ethical standards and compassion for others. He had impeccable manners and treated everyone from the receptionist and mail runner on up with great respect. Consequently, others tried to do the same. This was the Capital culture then and it is the Capital culture now. And it all started with the depth and quality of the man."

[Begin Sidebar]
A UNIQUE WAY OF MANAGING MONEY

In the 1950s, a period of rapid growth for ICA, Capital Research began to examine the way in which its investment portfolios were managed. Typically, mutual funds are managed by an individual or by committee. Each way -- individualism and teamwork -- has both advantages and drawbacks. In 1958, an alternative was proposed: Why not create a third way that blends the best attributes of both? Capital's founder, Jonathan Bell Lovelace, approved the idea, and the multiple portfolio counselor system was born. Today, all 29 of the American Funds are managed in this unique way.

How does it work? An investment portfolio is divided into portions. In ICA's case, ten portions. Nine are managed by each of the fund's portfolio counselors. The tenth is managed by the fund's research analysts -- an opportunity for them to invest directly in the companies they know so well. Each portion is run independently, subject to the fund's overall guidelines.

A WEALTH OF INVESTMENT EXPERIENCE

ICA's  nine  portfolio   counselors  bring  together  238  years  of  investment
experience to managing your investment. Here are the years of experience for these primary decision-makers for the fund:

                                           Years of investment experience
Mike Shanahan                                            39
Jim Rothenberg                                           34
Jim Drasdo                                               32
Gregg Ireland                                            31
Dina Perry                                               26
Joyce Gordon                                             24
Jim Lovelace                                             22
Don O'Neal                                               18
Ross Sappenfield                                         12

[End Sidebar]


INVESTMENT PORTFOLIO DECEMBER 31, 2003


                                       Percent of
LARGEST INVESTMENT CATEGORIES          net assets

CAPITAL GOODS                                  8.75 %
FOOD, BEVERAGE & TOBACCO                       8.58
MATERIALS                                      7.24


                                       Percent of
LARGEST INDUSTRY HOLDINGS              Net Assets

Beverages  & Tobacco                           6.29%
Oil & Gas                                      5.93
Diversified Telecommunication Services         5.20
Pharmaceuticals                                4.98
Commercial Banks                               3.93


                                       Percent of
LARGEST EQUITY HOLDINGS                net assets

Altria Group                                   4.58 %
Fannie Mae                                     2.01
SBC Communications                             1.78
Dow Chemical                                   1.73
Time Warner                                    1.73
Lowe's Companies                               1.70
Caterpillar                                    1.53
Eli Lilly                                      1.43
Texas Instruments                              1.28
ChevronTexaco                                  1.27





                                                                                                     Shares or    Market value
EQUITY SECURITIES (COMMON AND PREFERRED STOCKS AND CONVERTIBLE DEBENTURES) - 82.50%           principal amount           (000)

ENERGY
ENERGY EQUIPMENT & SERVICES  -  0.82%
Baker Hughes Inc.                                                                                     8,225,000     $  264,516
Schlumberger Ltd.                                                                                     5,100,000        279,072
OIL & GAS  -  5.93%
Burlington Resources Inc.                                                                             9,050,000        501,189
ChevronTexaco Corp.                                                                                   9,745,500        841,914
ConocoPhillips                                                                                        2,200,000        144,254
ENI SpA                                                                                              26,000,000        488,223
Exxon Mobil Corp.                                                                                     8,221,500        337,082
Marathon Oil Corp.                                                                                   10,550,000        349,099
Murphy Oil Corp.                                                                                      2,050,000        133,885
Royal Dutch Petroleum Co. (New York registered)                                                       7,620,000        399,212
"Shell" Transport and Trading Co., PLC (ADR) (New York registered)                                    5,500,000        247,665
"Shell" Transport and Trading Co., PLC                                                                2,900,000         21,489
TOTAL SA                                                                                                900,000        166,515
Unocal Corp.                                                                                          8,690,000        320,053
                                                                                                                     4,494,168

MATERIALS
CHEMICALS  -  1.98%
Air Products and Chemicals, Inc.                                                                        200,000         10,566
Dow Chemical Co.                                                                                     27,700,000      1,151,489
Rohm and Haas Co.                                                                                     3,600,000        153,756
METALS & MINING  -  3.60%
Alcan Inc.                                                                                            5,800,000        272,310
Alcoa Inc.                                                                                           11,846,400        450,163
Alumina Ltd.                                                                                         19,804,346         97,846
Barrick Gold Corp.                                                                                    9,250,000        210,067
BHP Billiton Ltd.                                                                                     9,412,655         86,285
Inco Ltd.  (1)                                                                                        5,253,000        209,174
Newmont Mining Corp.                                                                                  9,500,000        461,795
Phelps Dodge Corp.  (1)                                                                               1,345,000        102,341
Placer Dome Inc.                                                                                     10,000,000        179,100
Rio Tinto PLC                                                                                        12,000,000        330,214
PAPER & FOREST PRODUCTS  -  1.66%
Georgia-Pacific Corp., Georgia-Pacific Group                                                         10,599,298        325,080
International Paper Co.                                                                               7,297,235        314,584
MeadWestvaco Corp.                                                                                    3,800,000        113,050
Weyerhaeuser Co.                                                                                      5,475,000        350,400
                                                                                                                     4,818,220

CAPITAL GOODS
AEROSPACE & DEFENSE  -  3.08%
Boeing Co.                                                                                           13,000,000        547,820
General Dynamics Corp.                                                                                3,372,900        304,876
Honeywell International Inc.                                                                          4,000,000        133,720
Lockheed Martin Corp.                                                                                 5,300,000        272,420
Northrop Grumman Corp.                                                                                2,340,000        223,704
Raytheon Co.                                                                                         14,446,000        433,958
United Technologies Corp.                                                                             1,400,000        132,678
CONSTRUCTION & ENGINEERING  -  0.05%
Fluor Corp.                                                                                             824,300         32,675
ELECTRICAL EQUIPMENT  -  0.17%
Cooper Industries, Inc., Class A                                                                      2,000,000        115,860
INDUSTRIAL CONGLOMERATES  -  2.47%
3M Co.                                                                                                1,200,000        102,036
General Electric Co.                                                                                 21,750,000        673,815
Siemens AG                                                                                              875,000         69,742
Tyco International Ltd.                                                                              30,400,000        805,600
MACHINERY  -  2.98%
Caterpillar Inc.                                                                                     12,300,000      1,021,146
Cummins Inc.                                                                                          1,700,000         83,198
Deere & Co.                                                                                           8,000,000        520,400
Illinois Tool Works Inc.                                                                              2,500,000        209,775
Parker Hannifin Corp.                                                                                 2,500,000        148,750
                                                                                                                     5,832,173

COMMERCIAL SERVICES & SUPPLIES
COMMERCIAL SERVICES & SUPPLIES  -  0.11%
Pitney Bowes Inc.                                                                                     1,000,000         40,620
Waste Management, Inc.                                                                                1,100,000         32,560
                                                                                                                        73,180

TRANSPORTATION
AIR FREIGHT & LOGISTICS  -  0.39%
FedEx Corp.                                                                                           3,870,000        261,225
AIRLINES  -  0.24%
Delta Air Lines, Inc.                                                                                   942,100         11,126
Southwest Airlines Co.                                                                                9,000,000        145,260
ROAD & RAIL  -  0.44%
Burlington Northern Santa Fe Corp.                                                                    8,300,000        268,505
Norfolk Southern Corp.                                                                                1,211,200         28,645
                                                                                                                       714,761

AUTOMOBILES & COMPONENTS
AUTO COMPONENTS  -  0.23%
Delphi Corp.                                                                                         15,000,000        153,150
AUTOMOBILES  -  1.61%
Ford Motor Co.                                                                                        2,500,000         40,000
General Motors Corp.                                                                                 15,450,000        825,030
Honda Motor Co., Ltd.                                                                                 1,825,000         80,877
Toyota Motor Corp.                                                                                    3,750,000        126,385
                                                                                                                     1,225,442

CONSUMER DURABLES & APPAREL
HOUSEHOLD DURABLES  -  0.07%
Newell Rubbermaid Inc.                                                                                2,000,000         45,540
TEXTILES, APPAREL & LUXURY GOODS  -  0.01%
NIKE, Inc., Class B                                                                                     127,700          8,742
                                                                                                                        54,282

HOTELS, RESTAURANTS & LEISURE
HOTELS, RESTAURANTS & LEISURE  -  0.60%
Carnival Corp., units                                                                                 8,997,100        357,455
McDonald's Corp.                                                                                      1,600,000         39,728
                                                                                                                       397,183

MEDIA
MEDIA  -  3.76%
Antena 3 Television, SA  (1)                                                                             28,517          1,251
Comcast Corp., Class A  (1)                                                                          11,345,800        372,936
Comcast Corp., Class A, special nonvoting stock  (1)                                                  3,000,000         93,840
Dow Jones & Co., Inc.                                                                                 1,887,000         94,067
Hughes Electronics Corp.  (1)                                                                         1,811,075         29,973
Interpublic Group of Companies, Inc.  (1)                                                            10,975,000        171,210
Knight-Ridder, Inc.                                                                                     550,500         42,592
Liberty Media Corp., Class A  (1)                                                                    16,280,000        193,569
News Corp. Ltd., preferred (ADR)                                                                        202,563          6,128
Time Warner Inc. (formerly AOL Time Warner Inc.) (1)                                                 63,800,000      1,147,762
Viacom Inc., Class A                                                                                    600,000         26,562
Viacom Inc., Class B, nonvoting                                                                       7,300,000        323,974
                                                                                                                     2,503,864

RETAILING
INTERNET & CATALOG RETAIL  -  0.13%
eBay Inc.  (1)                                                                                        1,300,000         83,967
MULTILINE RETAIL  -  1.66%
Dollar General Corp.                                                                                  2,750,000         57,722
Kohl's Corp.  (1)                                                                                     3,000,000        134,820
May Department Stores Co.                                                                             4,800,000        139,536
Target Corp.                                                                                         20,100,000        771,840
SPECIALTY RETAIL  -  2.26%
Limited Brands, Inc.                                                                                 20,749,400        374,112
Lowe's Companies, Inc.                                                                               20,368,300      1,128,200
                                                                                                                     2,690,197

FOOD & STAPLES RETAILING
FOOD & STAPLES RETAILING  -  0.51%
Albertson's, Inc.                                                                                     2,726,500         61,755
Walgreen Co.                                                                                          7,595,000        276,306
                                                                                                                       338,061

FOOD, BEVERAGE & TOBACCO
BEVERAGES  & TOBACCO  -  6.29%
Altria Group, Inc.                                                                                   56,000,000      3,047,520
Anheuser-Busch Companies, Inc.                                                                        3,250,000        171,210
Coca-Cola Co.                                                                                         3,750,000        190,312
PepsiCo, Inc.                                                                                         9,600,000        447,552
R.J. Reynolds Tobacco Holdings, Inc. (2)                                                              4,461,666        259,446
UST Inc.                                                                                              2,000,000         71,380
FOOD PRODUCTS  -  2.29%
General Mills, Inc.                                                                                   6,035,000        273,385
H.J. Heinz Co.                                                                                        7,950,000        289,619
Sara Lee Corp.                                                                                        9,816,100        213,108
Unilever NV (New York registered)                                                                    11,500,000        746,350
                                                                                                                     5,709,882

HOUSEHOLD & PERSONAL PRODUCTS
HOUSEHOLD PRODUCTS  -  0.04%
Kimberly-Clark Corp.                                                                                    500,000         29,545
PERSONAL PRODUCTS  -  0.47%
Avon Products, Inc.                                                                                   4,635,000        312,816
                                                                                                                       342,361

HEALTH CARE EQUIPMENT & SERVICES
HEALTH CARE EQUIPMENT & SUPPLIES  -  0.25%
Applera Corp. - Applied Biosystems Group                                                              5,170,500        107,081
Becton, Dickinson and Co.                                                                             1,500,000         61,710
HEALTH CARE PROVIDERS & SERVICES  -  0.87%
Aetna Inc.                                                                                            2,000,000        135,160
CIGNA Corp.                                                                                           1,700,000         97,750
HCA Inc.                                                                                              8,020,000        344,539
                                                                                                                       746,240

PHARMACEUTICALS & BIOTECHNOLOGY
PHARMACEUTICALS  -  4.98%
Abbott Laboratories                                                                                   1,500,000         69,900
AstraZeneca PLC (Sweden)                                                                              6,127,000        298,055
AstraZeneca PLC (United Kingdom)                                                                      5,800,900        277,255
AstraZeneca PLC (ADR)                                                                                 5,444,200        263,390
Bristol-Myers Squibb Co.                                                                             21,657,600        619,407
Eli Lilly and Co.                                                                                    13,510,000        950,158
Merck & Co., Inc.                                                                                     2,200,000        101,640
Novartis AG                                                                                           1,000,000         45,220
Novartis AG (ADR)                                                                                       256,556         11,773
Pfizer Inc                                                                                           13,772,480        486,582
Schering-Plough Corp.                                                                                 3,611,300         62,801
Wyeth                                                                                                 3,000,000        127,350
                                                                                                                     3,313,531

BANKS
COMMERCIAL BANKS  -  3.93%
Bank of America Corp.                                                                                10,228,240        822,657
BANK ONE CORP.                                                                                        2,035,000         92,776
FleetBoston Financial Corp.                                                                          15,436,300        673,794
HSBC Holdings PLC                                                                                    29,678,750        464,717
HSBC Holdings PLC (ADR)                                                                               1,070,000         84,337
Wachovia Corp.                                                                                          529,400         24,665
Wells Fargo & Co.                                                                                     7,630,000        449,331
THRIFTS & MORTGAGE FINANCE  -  2.47%
Fannie Mae                                                                                           17,860,000      1,340,572
Freddie Mac                                                                                           3,150,000        183,708
Washington Mutual, Inc.                                                                               3,000,000        120,360
                                                                                                                     4,256,917

DIVERSIFIED FINANCIALS
DIVERSIFIED FINANCIAL SERVICES  -  0.11%
Citigroup Inc.                                                                                        1,500,000         72,810
CAPITAL MARKETS  -  1.21%
J.P. Morgan Chase & Co.                                                                              21,900,000        804,387
CONSUMER FINANCE  -  0.56%
Capital One Financial Corp.                                                                           3,000,000        183,870
Capital One Financial Corp. 6.25% Upper DECS 2005                                                     1,450,000 units   69,513
MBNA Corp.                                                                                            4,800,000        119,280
                                                                                                                     1,249,860

INSURANCE
INSURANCE  -  3.53%
Allstate Corp.                                                                                       10,493,300        451,422
American International Group, Inc.                                                                   10,663,900        706,803
Aon Corp.                                                                                             2,183,800         52,280
Chubb Corp.                                                                                           5,075,000        345,608
Chubb Corp. 7.00% convertible preferred 2005                                                          1,400,000 units   39,984
Hartford Financial Services Group, Inc.                                                               2,700,000        159,381
Lincoln National Corp.                                                                                1,700,000         68,629
SAFECO Corp.                                                                                          3,650,000        142,095
St. Paul Companies, Inc.                                                                              3,300,000        130,845
XL Capital Ltd., Class A                                                                              3,250,000        252,038
                                                                                                                     2,349,085

SOFTWARE & SERVICES
IT SERVICES  -  1.05%
Automatic Data Processing, Inc.                                                                       5,475,000        216,865
Computer Sciences Corp.  (1)                                                                          1,440,300         63,704
Electronic Data Systems Corp.                                                                        11,350,000        278,529
Sabre Holdings Corp., Class A                                                                         6,009,680        129,749
SOFTWARE  -  0.82%
Microsoft Corp.                                                                                      19,880,000        547,495
                                                                                                                     1,236,342

TECHNOLOGY HARDWARE & EQUIPMENT
COMMUNICATIONS EQUIPMENT  -  1.36%
Cisco Systems, Inc.  (1)                                                                             28,800,000        699,552
Motorola, Inc.                                                                                        5,500,000         77,385
Motorola, Inc. 7.00% convertible preferred 2004                                                       2,400,000 units  104,232
Nokia Corp. (ADR)                                                                                     1,500,000         25,500
COMPUTERS & PERIPHERALS  -  2.42%
EMC Corp.  (1)                                                                                        3,500,000         45,220
Hewlett-Packard Co.                                                                                  23,850,000        547,835
International Business Machines Corp.                                                                 7,095,000        657,565
Sun Microsystems, Inc.  (1)                                                                          79,500,000        356,955
ELECTRONIC EQUIPMENT & INSTRUMENTS  -  1.02%
Agilent Technologies, Inc.  (1)                                                                       6,000,000        175,440
Agilent Technologies, Inc. 3.00% convertible debentures 2021 (3)                                   $  6,655,000          7,304
Agilent Technologies, Inc. 3.00% convertible debentures 2021 (3)  (4)                              $  4,445,000          4,878
Hitachi, Ltd.                                                                                        23,000,000        138,330
Sanmina-SCI Corp.  (1)                                                                               11,850,000        149,429
Solectron Corp.  (1)                                                                                 23,500,000        138,885
Solectron Corp. 7.25% ACES convertible preferred 2004                                                 4,000,000 units   66,720
                                                                                                                     3,195,230

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT  -  3.53%
Altera Corp.  (1)                                                                                     2,250,000         51,075
Applied Materials, Inc.  (1)                                                                         11,750,000        263,788
Intel Corp.                                                                                           2,140,000         68,908
KLA-Tencor Corp.  (1)                                                                                 1,325,000         77,738
Linear Technology Corp.                                                                               4,965,700        208,907
Maxim Integrated Products, Inc.                                                                       2,528,200        125,904
Micron Technology, Inc.  (1)                                                                         12,500,000        168,375
Samsung Electronics Co., Ltd.                                                                           485,000        183,657
Taiwan Semiconductor Manufacturing Co. Ltd.  (1)                                                    115,500,000        216,286
Texas Instruments Inc.                                                                               29,067,700        854,009
Xilinx, Inc.  (1)                                                                                     3,250,000        125,905
                                                                                                                     2,344,552

TELECOMMUNICATION SERVICES
DIVERSIFIED TELECOMMUNICATION SERVICES  -  5.20%
ALLTEL Corp.                                                                                          3,500,000        163,030
ALLTEL Corp. 7.75% 2005                                                                                 500,000 units   24,850
AT&T Corp.                                                                                           17,897,500        363,319
BT Group PLC                                                                                         35,000,000        117,504
Deutsche Telekom AG  (1)                                                                             15,046,000        274,032
SBC Communications Inc.                                                                              45,450,000      1,184,882
Sprint Corp. - FON Group                                                                             29,635,000        486,607
Telefonica, SA  (1)                                                                                  16,794,261        245,373
Telefonos de Mexico, SA de CV, Class L (ADR)                                                          3,000,000         99,090
Verizon Communications Inc.                                                                          14,250,000        499,890
WIRELESS TELECOMMUNICATION SERVICES  -  1.27%
AT&T Wireless Services, Inc.  (1)                                                                    58,541,000        467,743
Sprint Corp. 7.125% convertible preferred 2004                                                        5,400,000 units   38,340
Vodafone Group PLC                                                                                   40,000,000         98,800
Vodafone Group PLC (ADR)                                                                              9,500,000        237,880
                                                                                                                     4,301,340

UTILITIES
ELECTRIC UTILITIES  -  1.48%
Ameren Corp.                                                                                          2,307,000        106,122
American Electric Power Co., Inc.                                                                     5,544,200        169,154
Dominion Resources, Inc.                                                                              7,131,912        455,230
FPL Group, Inc.                                                                                       1,000,000         65,420
Southern Co.                                                                                          4,386,500        132,692
TXU Corp.                                                                                             2,400,000         56,928
MULTI-UTILITIES & UNREGULATED POWER  -  1.20%
Duke Energy Corp.                                                                                    24,075,000        492,334
El Paso Corp.                                                                                         7,194,000         58,919
Public Service Enterprise Group Inc.                                                                  5,000,000        219,000
Williams Companies, Inc. 9.00% FELINE PACS convertible preferred 2005                                 2,000,000 units   26,220
                                                                                                                     1,782,019

MISCELLANEOUS  -  1.39%
Other equity securities in initial period of acquisition                                                               923,861


TOTAL EQUITY SECURITIES (cost: $39,638,406,000)                                                                     54,892,751




                                                                                               Principal amount   Market value
CORPORATE BONDS & NOTES - 1.68%                                                                           (000)          (000)

AUTOMOBILES & COMPONENTS
AUTOMOBILES  -  0.08%
General Motors Acceptance Corp. 6.875% 2011                                                          $   50,000         53,937

MEDIA
MEDIA  -  0.03%
AOL Time Warner Inc. 5.625% 2005                                                                         21,045         22,038


TELECOMMUNICATION SERVICES
TELECOMMUNICATION SERVICES  -  1.33%
AT&T Corp.: (3)
 6.50% 2006 (4)                                                                             Euro          9,815         13,213
 7.00% 2006                                                                                          $   80,065         88,608
 7.80% 2011                                                                                             247,575        285,463
Deutsche Telekom International Finance BV 8.125% 2012 (3)                                   Euro         30,000         46,281
Sprint Capital Corp.:
 7.90% 2005                                                                                         $   202,710        216,015
 8.375% 2012                                                                                            197,500        231,106
WIRELESS TELECOMMUNICATION SERVICES  -  0.22%
AT&T Wireless Services, Inc.:
 7.35% 2006                                                                                              26,250         28,722
 7.50% 2007                                                                                              74,500         83,591
 8.125% 2012                                                                                             30,000         35,344
                                                                                                                     1,028,343

UTILITIES
MULTI-UTILITIES & UNREGULATED POWER  -  0.02%
Williams Companies, Inc. 6.625% 2004                                                                      3,550          3,657
Williams Holdings of Delaware, Inc. 6.50% 2008                                                           11,000         11,426
                                                                                                                        15,083


TOTAL CORPORATE BONDS & NOTES (cost: $932,396,000)                                                                   1,119,401



U.S. TREASURY & AGENCY OBLIGATIONS - 4.62%

FEDERAL AGENCY
PASS-THROUGH OBLIGATIONS  -  1.86%
Fannie Mae: (5)
 6.00% 2017                                                                                             564,253        594,431
 6.50% 2017                                                                                             563,782        599,535
 6.50% 2032                                                                                              43,977         46,077

NON-PASS-THROUGH OBLIGATIONS  -  0.16%
Fannie Mae: 5.25% 2007                                                                                   99,000        106,458
                                                                                                                     1,346,501

U.S. TREASURY NOTES AND BONDS
U.S. TREASURY NOTES & BONDS  -  2.60%
 3.00% February 2004                                                                                    600,000        601,968
 1.875% September 2004                                                                                  565,000        568,175
 1.50% February 2005                                                                                    555,000        556,299
                                                                                                                     1,726,442


TOTAL U.S. TREASURY & AGENCY OBLIGATIONS (cost: $3,002,029,000)                                                      3,072,943


                                                                                                Principal amount  Market value
SHORT-TERM SECURITIES - 10.96%                                                                             (000)         (000)

U.S. TREASURIES  -  5.88%
U.S. Treasury Bills 0.840%-1.035% due 1/2-6/24/2004                                                   3,920,433      3,912,880


CORPORATE SHORT-TERM NOTES  -  3.66%
Abbott Laboratories Inc. 1.00% due 1/6-1/13/2004 (4)                                                     25,000         24,992
AIG Funding, Inc. 1.01%-1.02% due 1/9/2004                                                               20,000         19,995
American General Finance Corp. 1.04%-1.06% due 1/12-2/18/2004                                            77,000         76,943
American Express Credit Corp. 1.04%-1.06% due 2/2-2/25/2004                                             120,000        119,840
Anheuser-Busch Cos. Inc. 1.00% due 2/6-3/12/2004 (4)                                                     54,400         54,328
Archer Daniels Midland Co. 1.08% due 1/20/2004 (4)                                                       28,500         28,483
Bank of America Corp. 1.09%-1.10% due 3/15-4/13/2004                                                    146,700        146,302
BellSouth Corp. 1.01%-1.03% due 1/6-1/21/2004 (4)                                                       100,000         99,968
Caterpillar Financial Serivces Corp. 1.02%-1.03% due 1/20-3/18/2004                                      50,000         49,907
ChevronTexaco Corp. 1.01% due 1/7/2004                                                                   21,000         20,996
Citicorp 1.04%-1.07% due 1/9-2/24/2004                                                                  145,000        144,847
Clorox Co. 1.01%-1.02% due 1/16-1/29/2004                                                                64,670         64,625
Coca-Cola Co. 1.02%-1.03% due 1/5-3/5/2004                                                              150,000        149,895
E.I. DuPont de Nemours & Co. 1.03%-1.05% due 1/23-3/2/2004                                              130,300        130,144
Exxon Asset Management Co. 1.00% due 1/8/2004 (4)                                                        50,000         49,989
Exxon Project Investment Corp. 1.00% due 1/20-1/21/2004 (4)                                              44,000         43,975
Gannett Co. 1.02%-1.06% due 1/8-1/23/2004 (4)                                                           121,295        121,250
General Electric Capital Services, Inc. 1.08%-1.09% due 1/21-3/10/2004                                  130,000        129,853
Harley-Davidson Funding Corp. 1.02% due 1/26-2/13/2004 (4)                                               25,000         24,973
Household Finance Corp. 1.07%-1.08% due 1/14-2/9/2004                                                   130,000        129,904
IBM Credit Corp. 1.00%-1.02% due 1/9-1/16/2004                                                          100,000         99,964
Johnson & Johnson 1.00% due 1/9-1/29/2004 (4)                                                            61,000         60,962
J.P. Morgan Chase & Co. 1.07%-1.08% due 2/2-2/3/2004                                                     80,000         79,919
Kimberly-Clark Worldwide Inc. 1.00% due 1/23-2/13/2004 (4)                                               54,000         53,944
Medtronic Inc. 1.01%-1.02% due 1/27-1/28/2004 (4)                                                        30,000         29,976
Merck & Co. Inc. 1.01%-1.02% due 1/15-1/23/2004                                                          55,000         54,967
Minnesota Mining and Manufacturing Co. 1.02% due 1/22/2004                                               25,000         24,984
Pfizer Inc 1.01%-1.05% due 1/5-1/29/2004 (4)                                                            150,417        150,356
Procter & Gamble Co. 1.01%-1.05% due 1/16-2/9/2004 (4)                                                  145,000        144,910
SBC International Inc. 1.02%-1.04% due 1/13-2/10/2004 (4)                                                46,695         46,647
United Parcel Service Inc. 0.93% due 1/30/2004                                                           20,800         20,781
Verizon Network Funding Corp. 1.03% due 2/11-2/20/2004                                                   35,000         34,954


FEDERAL AGENCY DISCOUNT NOTES  - 1.04%
Fannie Mae 0.99%-1.04% due 1/6-2/2/2004                                                                  91,200         91,149
Federal Farm Credit Banks 1.00%-1.08% due 2/20-5/14/2004                                                150,000        149,706
Federal Home Loan Bank 1.01%-1.04% due 1/7-1/22/2004                                                     71,507         71,484
Freddie Mac 1.03% due 1/15/2004                                                                          25,000         24,989
International Bank for Reconstruction and Development 0.97%-1.01%                                       250,800        250,618
  due 1/13-2/6/2004
Student Loan Marketing Assn. 1.01% due 1/7/2004                                                          40,000         39,992
Student Loan Marketing Assn. 1.00% due 1/13-5/20/2004                                                    28,700         28,690
Student Loan Marketing Assn. 0.963%-1.001% due 5/20-6/17/2004 (3)                                        35,000         34,965


CERTIFICATES OF DEPOSIT  -  0.38%
BANK ONE CORP. 1.03% due 1/26/2004                                                                       50,000         49,999
State Street Bank & Trust 1.05% due 2/17/2004                                                            50,000         49,999
Wells Fargo & Co. 1.04%-1.06% due 1/13-3/30/2004                                                        150,000        149,997



TOTAL SHORT-TERM SECURITIES (cost: $7,287,349,000)                                                                   7,288,041


TOTAL INVESTMENT SECURITIES (cost: $50,860,180,000)                                                                 66,373,136

NEW TAIWANESE DOLLAR (cost: $7,289,000)                                                              NT$250,707          7,393

OTHER ASSETS LESS LIABILITIES                                                                                          153,565

NET ASSETS                                                                                                         $66,534,094

(1) Security did not produce income during the last 12 months.
(2) The fund owns 5.27% of the outstanding voting securities of R.J. Reynolds Tobacco Holdings, Inc. and thus is considered an affiliate of this company under the Investment Company Act of 1940.
(3) Coupon rate may change periodically.
(4) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.
(5) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.

ADR = American Depositary Receipts

See Notes to Financial Statements


EQUITY SECURITIES APPEARING IN THE PORTFOLIO SINCE JUNE 30, 2003
Alcan
Antena 3 Television
BT Group
Chubb
Citigroup
Cooper Industries
Delphi
Freddie Mac
General Dynamics
Hitachi
Hughes Electronics
Inco
Lockheed Martin
News Corp.
Public Service Enterprise Group
Telefonica
Toyota Motor


EQUITY SECURITIES ELIMINATED FROM THE PORTFOLIO SINCE JUNE 30, 2003
Cendant
Concord EFS
Consolidated Edison
Dell
Eastman Kodak
LSI Logic
Sallie Mae


FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES           (dollars and shares in thousands,
at December 31, 2003                                  except per-share amounts)

ASSETS:
 Investment securities at market:
  Unaffiliated issuers (cost: $50,723,529)                                           $66,113,690
  Affiliated issuer (cost: $136,651)                                                     259,446         $66,373,136
 Cash denominated in non-U.S. currencies
  (cost: $7,289)                                                                                               7,393
 Cash                                                                                                            194
 Receivables for:
  Sales of fund's shares                                                                 108,923
  Dividends and interest                                                                 153,231             262,154
                                                                                                          66,642,877
LIABILITIES:
 Payables for:
  Purchases of investments                                                                17,875
  Repurchases of fund's shares                                                            55,109
  Investment advisory services                                                            13,298
  Services provided by affiliates                                                         19,733
  Deferred Directors' and Advisory Board compensation                                      2,457
  Other fees and expenses                                                                    311             108,783
NET ASSETS AT DECEMBER 31, 2003                                                                          $66,534,094

NET ASSETS CONSIST OF:
 Capital paid in on shares of capital stock                                                              $50,826,322
 Undistributed net investment income                                                                         195,455
 Distributions in excess of net realized gain                                                                 (1,047)
 Net unrealized appreciation                                                                              15,513,364
NET ASSETS AT DECEMBER 31, 2003                                                                          $66,534,094



                                                          Authorized shares
                                                          of capital stock -             Net              Shares   Net asset value
                                                             $.001 par value          assets         outstanding      per share(1)

Class A                                                            2,500,000     $58,353,415           2,023,474            $28.84
Class B                                                              250,000       3,010,555             104,738             28.74
Class C                                                              250,000       1,984,779              69,155             28.70
Class F                                                              250,000         897,109              31,136             28.81
Class 529-A                                                          325,000         379,858              13,180             28.82
Class 529-B                                                           75,000         100,019               3,476             28.78
Class 529-C                                                          150,000         114,807               3,989             28.78
Class 529-E                                                           75,000          16,217                 563             28.78
Class 529-F                                                           75,000           2,781                  97             28.81
Class R-1                                                             75,000          14,155                 492             28.77
Class R-2                                                            100,000         187,782               6,526             28.77
Class R-3                                                            300,000         230,908               8,017             28.80
Class R-4                                                             75,000          40,287               1,398             28.82
Class R-5                                                            150,000       1,201,422              41,664             28.84

(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for classes A and 529-A, for which the maximum offering prices per share were $30.60 and $30.58, respectively.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
for the year ended December 31, 2003                    (dollars in thousands)

INVESTMENT INCOME:
 Income:
  Dividends (net of non-U.S. withholding
            tax of $13,173; also includes
            $16,954 from affiliate)                                                   $1,092,138
  Interest (net of non-U.S. withholding
            tax of $5)                                                                   409,338          $1,501,476

 Fees and expenses:
  Investment advisory services                                                           134,807
  Distribution services                                                                  156,293
  Transfer agent services                                                                 47,349
  Administrative services                                                                  6,111
  Reports to shareholders                                                                  3,590
  Registration statement and prospectus                                                    1,336
  Postage, stationery and supplies                                                         6,148
  Directors' and Advisory Board compensation                                               1,085
  Auditing and legal                                                                         164
  Custodian                                                                                1,744
  State and local taxes                                                                      533
  Other                                                                                      222
  Total expenses before reimbursement                                                    359,382
   Reimbursement of expenses                                                                 345             359,037
 Net investment income                                                                                     1,142,439

NET REALIZED GAIN AND UNREALIZED
 APPRECIATION ON INVESTMENTS
 AND NON-U.S. CURRENCY:
 Net realized gain (loss) on:
  Investments                                                                            503,438
  Non-U.S. currency transactions                                                          (3,185)            500,253
 Net unrealized appreciation on:
  Investments                                                                         11,791,706
  Non-U.S. currency translations                                                             135          11,791,841
   Net realized gain and
    unrealized appreciation
    on investments and non-U.S. currency                                                                  12,292,094
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                                                                         $13,434,533




STATEMENT OF CHANGES IN NET ASSETS                                                             (dollars in thousands)

                                                                                              Year ended December 31
                                                                                            2003                2002
OPERATIONS:
 Net investment income                                                                $1,142,439            $991,657
 Net realized gain on investments and
  non-U.S. currency transactions                                                         500,253             836,731
 Net unrealized appreciation (depreciation)
  on investments and non-U.S. currency translations                                   11,791,841         (10,409,465)
  Net increase (decrease) in net assets
   resulting from operations                                                          13,434,533          (8,581,077)

DIVIDENDS AND DISTRIBUTIONS PAID TO
 SHAREHOLDERS:
 Dividends from net investment income                                                 (1,107,178)         (1,050,322)
 Distributions from net realized gain
  on investments                                                                        (477,739)           (948,702)
   Total dividends and distributions paid
    to shareholders                                                                   (1,584,917)         (1,999,024)

CAPITAL SHARE TRANSACTIONS                                                             4,923,852           4,053,315

TOTAL INCREASE (DECREASE) IN NET ASSETS                                               16,773,468          (6,526,786)

NET ASSETS:
 Beginning of year                                                                    49,760,626          56,287,412
 End of year (including
  undistributed
  net investment income: $195,455 and $161,948,
  respectively)                                                                      $66,534,094         $49,760,626

See Notes to Financial Statements


NOTES TO FINANCIAL STATEMENTS



1.       ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - The Investment Company of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital and income, placing greater emphasis on future dividends than on current income.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:

---------------------------------------------------------------------------------------------------------
      Share class       Initial sales charge Contingent deferred sales         Conversion feature
                                               charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes A and 529-A       Up to 5.75%         None (except 1% for                   None
                                                certain redemptions
                                                 within one year of
                                                purchase without an
                                               initial sales charge)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes B and 529-B           None          Declines from 5% to zero   Classes B and 529-B convert to
                                               for redemptions within         classes A and 529-A,
                                               six years of purchase    respectively, after eight years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class C                 None         1% for redemptions within    Class C converts to Class F
                                                one year of purchase             after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-C               None         1% for redemptions within                None
                                                one year of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-E               None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes F and 529-F           None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes R-1, R-2, R-3,          None                    None                          None
      R-4 and R-5
---------------------------------------------------------------------------------------------------------


Holders of all share classes have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

          SECURITY VALUATION - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith by authority of the fund's Board of Directors. Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

          SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

          CLASS ALLOCATIONS - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

          DIVIDENDS  AND   DISTRIBUTIONS   TO   SHAREHOLDERS   -  Dividends  and
          distributions paid to shareholders are recorded on the ex-dividend date.

          NON-U.S. CURRENCY TRANSLATION - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

          SECURITIES LENDING - The fund may lend portfolio securities from time to time in order to earn additional income; however, it does not currently intend to engage in an ongoing or regular securities lending program. When the fund lends securities, it receives collateral in an amount not less than 100% of the market value of the loaned securities throughout the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered on the next business day. If the borrower defaults on its obligation to return the securities loaned, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Income earned is included in interest income in the accompanying financial statements. There were no securities on loan as of December 31, 2003.


2.       NON-U.S. INVESTMENTS

INVESTMENT RISK - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid.

3. FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

DISTRIBUTIONS - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; deferred expenses; and cost of investments sold. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. As of December 31, 2003, the cost of investment securities and cash denominated in non-U.S. currencies, for federal income tax purposes was $50,864,147,000.

During the year ended December 31, 2003, the fund reclassified $1,754,000 from undistributed net investment income to undistributed net realized gains; and reclassified $23,558,000 from undistributed net realized gains to additional paid-in capital to align financial reporting with tax reporting.

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

                                                                                               (dollars in thousands)
Undistributed net investment income and currency gains                                                      $ 197,913
Gross unrealized appreciation on investment securities                                                     16,470,459
Gross unrealized depreciation on investment securities                                                      (954,077)

The tax character of distributions paid to shareholders was as follows (dollars in thousands):


YEAR ENDED DECEMBER 31, 2003
                                                      Distributions from          Distributions from                    Total
                                                         ordinary income      long-term capital gains      distributions paid
Share class
Class A                                                      $ 1,028,846                    $ 419,520              $ 1,448,366
Class B                                                           29,917                       21,573                   51,490
Class C                                                           17,389                       14,109                   31,498
Class F                                                           12,101                        6,330                   18,431
Class 529-A                                                        5,082                        2,625                    7,707
Class 529-B                                                          751                          702                    1,453
Class 529-C                                                          843                          794                    1,637
Class 529-E                                                          175                          113                      288
Class 529-F                                                           26                           18                       44
Class R-1                                                            106                          100                      206
Class R-2                                                          1,323                        1,334                    2,657
Class R-3                                                          1,981                        1,596                    3,577
Class R-4                                                            493                          294                      787
Class R-5                                                          8,145                        8,631                   16,776
Total                                                        $ 1,107,178                    $ 477,739              $ 1,584,917


YEAR ENDED DECEMBER 31, 2002(1)
                                                      Distributions from          Distributions from                     Total
                                                         ordinary income     long-term capital gains              distribution
Share class
Class A                                                      $ 1,008,396                   $ 887,548               $ 1,895,944
Class B                                                           21,641                      32,496                    54,137
Class C                                                           10,712                      17,283                    27,995
Class F                                                            6,321                       6,593                    12,914
Class 529-A                                                        1,613                       2,082                     3,695
Class 529-B                                                          269                         555                       824
Class 529-C                                                          303                         611                       914
Class 529-E                                                           47                          74                       121
Class 529-F                                                            2                           4                         6
Class R-1                                                              5                          15                        20
Class R-2                                                            114                         321                       435
Class R-3                                                            112                         309                       421
Class R-4                                                             46                         112                       158
Class R-5                                                            741                         699                     1,440
Total                                                        $ 1,050,322                   $ 948,702               $ 1,999,024

(1) Class 529-A, 529-B, 529-C, 529-E and 529-F shares were offered beginning February 15, 2002. Class R-1, R-2, R-3, R-4 and R-5 shares were offered beginning May 15, 2002.

4. FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares.

INVESTMENT ADVISORY SERVICES - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.390% on the first $1 billion of month-end net assets and decreasing to 0.222% on such assets in excess of $71 billion. For the year ended December 31, 2003, the investment advisory services fee was $134,807,000, which was equivalent to an annualized rate of 0.245% of average month-end net assets.

CLASS-SPECIFIC FEES AND EXPENSES - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

          DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the Board of Directors has approved expense amounts lower than plan limits.

         ------------------------------------------------ ----------------------------- -----------------------------
         Share class                                       Currently approved limits            Plan limits
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                     0.25%                         0.25%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-A                                                  0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes B and 529-B                                          1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes C, 529-C and R-1                                     1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class R-2                                                    0.75                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes 529-E and R-3                                        0.50                          0.75
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes F, 529-F and R-4                                     0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------

          All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

          For classes A and 529-A, the Board of Directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of December 31, 2003, there were no unreimbursed expenses subject to reimbursement for classes A or 529-A.

          TRANSFER AGENT SERVICES - The fund has a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

          ADMINISTRATIVE SERVICES - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all classes of shares other than classes A and B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the start-up period for classes R-1, R-2, R-3 and R-4, CRMC has voluntarily agreed to pay a portion of these fees. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees in the accompanying financial statements, the Commonwealth of Virginia is not considered a related party. Administrative services fees are presented gross of any payments made by CRMC.

          Expenses under the agreements described above for the year ended December 31, 2003, were as follows (dollars in thousands):

         --------------------------------------------------------------------------------------------------------------
           Share class    Distribution    Transfer agent                     Administrative services
                            services         services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
                                                                  CRMC          Transfer agent      Commonwealth of
                                                             administrative        services             Virginia
                                                                services                             administrative
                                                                                                        services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class A        $115,045          $44,840        Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class B          22,876           2,509         Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class C          13,761         Included            $2,064              $426            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class F          1,490          Included              894                127            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-A         241           Included              363                 36                $ 242
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-B         655           Included              98                  37                  66
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-C         723           Included              108                 31                  72
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-E          51           Included              15                  2                   10
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-F          3            Included               2                  -*                   1
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-1           80           Included              12                  7             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-2          743           Included              149                599            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-3          566           Included              170                160            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-4           59           Included              36                  4             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-5    Not applicable      Included              374                 6             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
              Total         $156,293          $47,349            $4,285             $1,435                $391
         --------------------------------------------------------------------------------------------------------------
         * Amount less than one thousand.


DEFERRED DIRECTORS' AND ADVISORY BOARD COMPENSATION - Since the adoption of the deferred compensation plan in 1993, Directors and Advisory Board members who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' and Advisory Board compensation in the accompanying financial statements includes $767,000 in current fees (either paid in cash or deferred) and a net increase of $318,000 in the value of the deferred amounts.

AFFILIATED OFFICERS AND DIRECTORS - Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Directors received any compensation directly from the fund.

5. WARRANTS

As of December 31, 2003, the fund had warrants outstanding which may be exercised at any time for the purchase of 821,806 Class A shares at approximately $5.24 per share. If these warrants had been exercised as of December 31, 2003, the net asset value of Class A shares would have been reduced by $0.01 per share.

6. CAPITAL SHARE TRANSACTIONS

Capital share transactions in the fund were as follows (dollars and shares in thousands):

                                                                                                          Reinvestments of
Share class                                                             Sales(1)                    dividends and distributions
                                                                 Amount         Shares                   Amount        Shares
Year ended December 31, 2003
Class A                                                     $ 6,429,510        254,074              $ 1,345,897        51,626
Class B                                                         827,539         32,970                   49,796         1,889
Class C                                                         799,522         31,497                   30,207         1,142
Class F                                                         464,775         18,386                   16,747           633
Class 529-A                                                     172,085          6,749                    7,706           292
Class 529-B                                                      44,857          1,779                    1,453            55
Class 529-C                                                      54,628          2,144                    1,637            61
Class 529-E                                                       8,128            322                      288            11
Class 529-F                                                       2,042             80                       44             2
Class R-1                                                        12,587            509                      205             8
Class R-2                                                       169,458          6,780                    2,655            99
Class R-3                                                       207,420          8,202                    3,564           132
Class R-4                                                        33,326          1,338                      786            29
Class R-5                                                     1,051,747         40,574                   16,539           600
Total net increase
   (decrease)                                              $ 10,277,624        405,404              $ 1,477,524        56,579

Year ended December 31, 2002(2)
Class A                                                     $ 6,693,985        255,431              $ 1,756,908        69,477
Class B                                                       1,057,376         40,132                   52,386         2,107
Class C                                                         837,810         31,926                   26,931         1,092
Class F                                                         381,789         14,772                   11,110           448
Class 529-A                                                     168,803          6,496                    3,695           152
Class 529-B                                                      44,496          1,722                      824            34
Class 529-C                                                      50,297          1,938                      913            38
Class 529-E                                                       6,158            243                      121             5
Class 529-F                                                         385             16                        6            -*
Class R-1                                                         1,100             46                       20             1
Class R-2                                                        28,401          1,199                      434            18
Class R-3                                                        27,920          1,172                      419            17
Class R-4                                                         9,005            390                      157             7
Class R-5                                                        57,752          2,155                    1,273            52
Total net increase
   (decrease)                                               $ 9,365,277        357,638              $ 1,855,197        73,448


Share class                                                        Repurchases(1)                            Net increase
                                                                Amount          Shares                   Amount        Shares
Year ended December 31, 2003
Class A                                                   $ (6,159,887)       (246,645)             $ 1,615,520        59,055
Class B                                                       (215,596)         (8,756)                 661,739        26,103
Class C                                                       (181,857)         (7,314)                 647,872        25,325
Class F                                                       (137,980)         (5,568)                 343,542        13,451
Class 529-A                                                     (9,943)           (387)                 169,848         6,654
Class 529-B                                                     (2,113)            (83)                  44,197         1,751
Class 529-C                                                     (3,569)           (138)                  52,696         2,067
Class 529-E                                                       (346)            (13)                   8,070           320
Class 529-F                                                        (16)             (1)                   2,070            81
Class R-1                                                       (1,768)            (69)                  11,024           448
Class R-2                                                      (34,537)         (1,371)                 137,576         5,508
Class R-3                                                      (34,172)         (1,356)                 176,812         6,978
Class R-4                                                       (8,547)           (346)                  25,565         1,021
Class R-5                                                      (40,965)         (1,547)               1,027,321        39,627
Total net increase
   (decrease)                                             $ (6,831,296)       (273,594)             $ 4,923,852       188,389

Year ended December 31, 2002(2)
Class A                                                   $ (6,665,696)       (264,017)             $ 1,785,197        60,891
Class B                                                       (230,619)         (9,342)                 879,143        32,897
Class C                                                       (148,918)         (6,075)                 715,823        26,943
Class F                                                       (103,788)         (4,193)                 289,111        11,027
Class 529-A                                                     (2,983)           (122)                 169,515         6,526
Class 529-B                                                       (737)            (31)                  44,583         1,725
Class 529-C                                                     (1,301)            (54)                  49,909         1,922
Class 529-E                                                       (112)             (5)                   6,167           243
Class 529-F                                                         (1)             -*                      390            16
Class R-1                                                          (77)             (3)                   1,043            44
Class R-2                                                       (4,693)           (199)                  24,142         1,018
Class R-3                                                       (3,568)           (150)                  24,771         1,039
Class R-4                                                         (451)            (20)                   8,711           377
Class R-5                                                       (4,215)           (170)                  54,810         2,037
Total net increase
   (decrease)                                             $ (7,167,159)       (284,381)             $ 4,053,315       146,705


* Amount less than one thousand.
(1) Includes exchanges between share classes of the fund.
(2) Class 529-A, 529-B, 529-C, 529-E and 529-F shares were offered beginning February 15, 2002. Class R-1, R-2, R-3, R-4 and R-5 shares were offered beginning May 15, 2002.


7. RESTRICTED SECURITIES

The fund has invested in certain securities for which resale may be limited to qualified buyers or which are otherwise restricted. These securities are identified in the investment portfolio. As of December 31, 2003, the total value of restricted securities was $952,844,000, which represented 1.43% of the net assets of the fund.

8. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $13,380,815,000 and $11,676,344,000, respectively, during the year ended December 31, 2003.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended December 31, 2003, the custodian fee of $1,744,000 included $78,000 that was offset by this reduction, rather than paid in cash.



FINANCIAL HIGHLIGHTS (1)


                                                                                   Income (loss) from investment operations(2)
                                                                                                          Net
                                                                    Net asset                    gains(losses)
                                                                      value,            Net     on securities       Total from
                                                                    beginning    investment    (both realized       investment
                                                                    of period        income    and unrealized)      operations
Class A:
 Year ended 12/31/2003                                                $23.48           $.54             $5.55            $6.09
 Year ended 12/31/2002                                                 28.53            .49             (4.56)           (4.07)
 Year ended 12/31/2001                                                 31.07            .44             (1.87)           (1.43)
 Year ended 12/31/2000                                                 32.46            .56               .65             1.21
 Year ended 12/31/1999                                                 31.07            .49              4.45             4.94
Class B:
 Year ended 12/31/2003                                                 23.41            .34              5.53             5.87
 Year ended 12/31/2002                                                 28.47            .30             (4.57)           (4.27)
 Year ended 12/31/2001                                                 31.01            .19             (1.83)           (1.64)
 Period from 3/15/2000 to 12/31/2000                                   31.13            .26              1.55             1.81
Class C:
 Year ended 12/31/2003                                                 23.38            .31              5.53             5.84
 Year ended 12/31/2002                                                 28.44            .30             (4.58)           (4.28)
 Period from 3/15/2001 to 12/31/2001                                   29.05            .09              (.14)            (.05)
Class F:
 Year ended 12/31/2003                                                 23.46            .51              5.55             6.06
 Year ended 12/31/2002                                                 28.52            .49             (4.59)           (4.10)
 Period from 3/15/2001 to 12/31/2001                                   29.10            .27              (.13)             .14
Class 529-A:
 Year ended 12/31/2003                                                 23.48            .52              5.55             6.07
 Period from 2/15/2002 to 12/31/2002                                   27.88            .46             (3.91)           (3.45)
Class 529-B:
 Year ended 12/31/2003                                                 23.45            .28              5.54             5.82
 Period from 2/15/2002 to 12/31/2002                                   27.88            .28             (3.92)           (3.64)
Class 529-C:
 Year ended 12/31/2003                                                 23.45            .29              5.54             5.83
 Period from 2/19/2002 to 12/31/2002                                   27.47            .28             (3.50)           (3.22)
Class 529-E:
 Year ended 12/31/2003                                                 23.45            .42              5.54             5.96
 Period from 3/1/2002 to 12/31/2002                                    28.27            .38             (4.52)           (4.14)
Class 529-F:
 Year ended 12/31/2003                                                 23.47            .48              5.55             6.03
 Period from 9/16/2002 to 12/31/2002                                   23.98            .16              (.19)            (.03)
Class R-1:
 Year ended 12/31/2003                                                 23.46            .31              5.54             5.85
 Period from 6/6/2002 to 12/31/2002                                    27.27            .20             (3.36)           (3.16)
Class R-2:
 Year ended 12/31/2003                                                 23.46            .31              5.54             5.85
 Period from 5/21/2002 to 12/31/2002                                   28.23            .23             (4.34)           (4.11)
Class R-3:
 Year ended 12/31/2003                                                 23.47            .41              5.55             5.96
 Period from 6/4/2002 to 12/31/2002                                    27.58            .27             (3.69)           (3.42)
Class R-4:
 Year ended 12/31/2003                                                 23.47            .51              5.55             6.06
 Period from 5/28/2002 to 12/31/2002                                   28.22            .32             (4.33)           (4.01)
Class R-5:
 Year ended 12/31/2003                                                 23.48            .56              5.59             6.15
 Period from 5/15/2002 to 12/31/2002                                   28.37            .39             (4.50)           (4.11)


                                                                            Dividends and distributions

                                                                  Dividends
                                                                  (from net      Distributions             Total     Net asset
                                                                 investment      (from capital     dividends and    value, end
                                                                     income)             gains)    distributions     of period
Class A:
 Year ended 12/31/2003                                                $(.52)             $(.21)            $(.73)       $28.84
 Year ended 12/31/2002                                                 (.52)              (.46)             (.98)        23.48
 Year ended 12/31/2001                                                 (.52)              (.59)            (1.11)        28.53
 Year ended 12/31/2000                                                 (.52)             (2.08)            (2.60)        31.07
 Year ended 12/31/1999                                                 (.51)             (3.04)            (3.55)        32.46
Class B:
 Year ended 12/31/2003                                                 (.33)              (.21)             (.54)        28.74
 Year ended 12/31/2002                                                 (.33)              (.46)             (.79)        23.41
 Year ended 12/31/2001                                                 (.31)              (.59)             (.90)        28.47
 Period from 3/15/2000 to 12/31/2000                                   (.25)             (1.68)            (1.93)        31.01
Class C:
 Year ended 12/31/2003                                                 (.31)              (.21)             (.52)        28.70
 Year ended 12/31/2002                                                 (.32)              (.46)             (.78)        23.38
 Period from 3/15/2001 to 12/31/2001                                   (.21)              (.35)             (.56)        28.44
Class F:
 Year ended 12/31/2003                                                 (.50)              (.21)             (.71)        28.81
 Year ended 12/31/2002                                                 (.50)              (.46)             (.96)        23.46
 Period from 3/15/2001 to 12/31/2001                                   (.37)              (.35)             (.72)        28.52
Class 529-A:
 Year ended 12/31/2003                                                 (.52)              (.21)             (.73)        28.82
 Period from 2/15/2002 to 12/31/2002                                   (.49)              (.46)             (.95)        23.48
Class 529-B:
 Year ended 12/31/2003                                                 (.28)              (.21)             (.49)        28.78
 Period from 2/15/2002 to 12/31/2002                                   (.33)              (.46)             (.79)        23.45
Class 529-C:
 Year ended 12/31/2003                                                 (.29)              (.21)             (.50)        28.78
 Period from 2/19/2002 to 12/31/2002                                   (.34)              (.46)             (.80)        23.45
Class 529-E:
 Year ended 12/31/2003                                                 (.42)              (.21)             (.63)        28.78
 Period from 3/1/2002 to 12/31/2002                                    (.33)              (.35)             (.68)        23.45
Class 529-F:
 Year ended 12/31/2003                                                 (.48)              (.21)             (.69)        28.81
 Period from 9/16/2002 to 12/31/2002                                   (.13)              (.35)             (.48)        23.47
Class R-1:
 Year ended 12/31/2003                                                 (.33)              (.21)             (.54)        28.77
 Period from 6/6/2002 to 12/31/2002                                    (.30)              (.35)             (.65)        23.46
Class R-2:
 Year ended 12/31/2003                                                 (.33)              (.21)             (.54)        28.77
 Period from 5/21/2002 to 12/31/2002                                   (.31)              (.35)             (.66)        23.46
Class R-3:
 Year ended 12/31/2003                                                 (.42)              (.21)             (.63)        28.80
 Period from 6/4/2002 to 12/31/2002                                    (.34)              (.35)             (.69)        23.47
Class R-4:
 Year ended 12/31/2003                                                 (.50)              (.21)             (.71)        28.82
 Period from 5/28/2002 to 12/31/2002                                   (.39)              (.35)             (.74)        23.47
Class R-5:
 Year ended 12/31/2003                                                 (.58)              (.21)             (.79)        28.84
 Period from 5/15/2002 to 12/31/2002                                   (.43)              (.35)             (.78)        23.48



                                                                                                         Ratio of     Ratio of
                                                                                    Net assets,          expenses   net income
                                                                       Total      end of period        to average   to average
                                                                    return(3)     (in millions)        net assets   net assets
Class A:
 Year ended 12/31/2003                                                26.30%            $58,353             .59%         2.14%
 Year ended 12/31/2002                                                (14.47)            46,129              .59         1.89
 Year ended 12/31/2001                                                 (4.59)            54,315              .57         1.49
 Year ended 12/31/2000                                                  3.84             56,212              .56         1.74
 Year ended 12/31/1999                                                 16.55             56,095              .55         1.54
Class B:
 Year ended 12/31/2003                                                 25.30              3,011             1.38         1.33
 Year ended 12/31/2002                                                (15.18)             1,841             1.39         1.18
 Year ended 12/31/2001                                                 (5.30)             1,302             1.35          .66
 Period from 3/15/2000 to 12/31/2000                                    5.87                439             1.34  (5)    1.06 (5)
Class C:
 Year ended 12/31/2003                                                 25.22              1,985             1.45         1.25
 Year ended 12/31/2002                                                (15.20)             1,025             1.45         1.17
 Period from 3/15/2001 to 12/31/2001                                    (.19)               480             1.52  (5)     .38 (5)
Class F:
 Year ended 12/31/2003                                                 26.18                897              .69         2.01
 Year ended 12/31/2002                                                (14.59)               415              .70         1.92
 Period from 3/15/2001 to 12/31/2001                                     .48                190              .72  (5)    1.17 (5)
Class 529-A:
 Year ended 12/31/2003                                                 26.19                380              .64         2.06
 Period from 2/15/2002 to 12/31/2002                                  (12.57)               153              .71  (5)    2.17 (5)
Class 529-B:
 Year ended 12/31/2003                                                 25.05                100             1.58         1.12
 Period from 2/15/2002 to 12/31/2002                                  (13.22)                41             1.58  (5)    1.30 (5)
Class 529-C:
 Year ended 12/31/2003                                                 25.07                115             1.57         1.13
 Period from 2/19/2002 to 12/31/2002                                  (11.91)                45             1.57  (5)    1.32 (5)
Class 529-E:
 Year ended 12/31/2003                                                 25.70                 16             1.04         1.65
 Period from 3/1/2002 to 12/31/2002                                   (14.72)                 6             1.03  (5)    1.90 (5)
Class 529-F:
 Year ended 12/31/2003                                                 26.05                  3              .79         1.88
 Period from 9/16/2002 to 12/31/2002                                    (.14)                 - (4)          .23          .68
Class R-1:
 Year ended 12/31/2003                                                 25.18                 14             1.47  (6)    1.18
 Period from 6/6/2002 to 12/31/2002                                   (11.68)                 1             1.47  (5)(6) 1.49 (5)
Class R-2:
 Year ended 12/31/2003                                                 25.18                188             1.43  (6)    1.21
 Period from 5/21/2002 to 12/31/2002                                  (14.64)                24             1.43  (5)(6) 1.61 (5)
Class R-3:
 Year ended 12/31/2003                                                 25.70                231             1.05  (6)    1.60
 Period from 6/4/2002 to 12/31/2002                                   (12.49)                24             1.05  (5)(6) 2.00 (5)
Class R-4:
 Year ended 12/31/2003                                                 26.19                 40              .68  (6)    2.00
 Period from 5/28/2002 to 12/31/2002                                  (14.31)                 9              .69  (5)(6) 2.25 (5)
Class R-5:
 Year ended 12/31/2003                                                 26.58              1,201              .36         2.11
 Period from 5/15/2002 to 12/31/2002                                  (14.59)                48              .37  (5)    2.56 (5)



                                                                                 Year ended December 31
                                                         2003              2002             2001             2000          1999

Portfolio turnover rate for all classes of shares         24%               27%              22%              25%           28%


(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Year ended 1999 is based on shares outstanding on the last day of the year; all other periods are based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) Amount less than 1 million.
(5) Annualized.
(6) During the start-up period for this class, CRMC voluntarily agreed to pay a portion of the fees relating to transfer agent services.
    Had CRMC not paid such fees, expense ratios would have been 1.51%, 1.76% and 1.06% for classes R-1, R-2 and R-3, respectively, during the year ended December 31, 2003, and 2.43%, 1.57%, 1.11% and .73%
    for classes R-1, R-2, R-3 and R-4, respectively, during the period ended December 31, 2002. The expense ratio for class R-4 was not affected by any payments made by CRMC during the year ended December 31, 2003.


REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF THE INVESTMENT COMPANY OF AMERICA:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Investment Company of America (the "Fund") at December 31, 2003, and the results of its operations, the changes in its net assets and its financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PRICEWATERHOUSECOOPERS LLP

Los Angeles, California
January 26, 2004



TAX INFORMATION (UNAUDITED)

We are  required  to advise  you within 60 days of the  fund's  fiscal  year-end
regarding  the  federal  tax  status  of  certain   distributions   received  by
shareholders during such fiscal year.

During the fiscal year ended December 31, 2003, the fund paid a long-term capital gain distribution of $477,739,000. The fund also designated as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

As a result of recent tax legislation, individual shareholders are now eligible for reduced tax rates on qualified dividend income received during the year. For purposes of computing the dividends eligible for reduced tax rates, 85% of the dividends paid by the fund from net investment income are considered qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 82% of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. government obligations. For purposes of computing this exclusion, 4% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. government obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2004 TO DETERMINE THE AMOUNTS TO BE INCLUDED ON THEIR 2003 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


OTHER SHARE CLASS RESULTS (UNAUDITED)

Class B, Class C, Class F and Class 529
Returns for periods ended December 31, 2003:                                                  1 year         Life of class

CLASS B SHARES
Reflecting applicable contingent deferred sales charge
     (CDSC), maximum of 5%, payable only if shares
     are sold within six years of purchase                                                    +20.30%            +0.98%(1)
Not reflecting CDSC                                                                           +25.30%            +1.68%(1)

CLASS C SHARES
Reflecting CDSC, maximum of 1%, payable only if shares
     are sold within one year of purchase                                                     +24.22%            +2.10%(2)
Not reflecting CDSC                                                                           +25.22%            +2.10%(2)

CLASS F SHARES(3)
Not reflecting annual asset-based fee charged by sponsoring firm                              +26.18%            +2.89%(2)

CLASS 529-A SHARES
Reflecting 5.75% maximum sales charge                                                         +18.95%            +2.11%(4)
Not reflecting maximum sales charge                                                           +26.19%            +5.39%(4)

CLASS 529-B SHARES
Reflecting applicable CDSC, maximum of 5%, payable
     only if shares are sold within six years of purchase                                     +20.05%            +2.38%(4)
Not reflecting CDSC                                                                           +25.05%            +4.46%(4)

CLASS 529-C SHARES
Reflecting CDSC, maximum of 1%, payable only if shares
     are sold within one year of purchase                                                     +24.07%            +5.34%(5)
Not reflecting CDSC                                                                           +25.07%            +5.34%(5)

CLASS 529-E SHARES(3)                                                                         +25.70%            +3.86%(6)

CLASS 529-F SHARES(3)
Not reflecting annual asset-based fee charged by sponsoring firm                              +26.05%           +19.51%(7)

Figures shown are past results and are not predictive of future periods. Current and future results may be lower or higher than those shown. Because share prices may decline, the value of your holdings may decrease. For the most current information and month-end results, visit americanfunds.com.

(1) Average annual total return from March 15, 2000, when Class B shares were first sold.
(2) Average annual total return from March 15, 2001, when Class C and Class F shares were first sold.
(3) These shares are sold without any initial or contingent deferred sales charge.
(4) Average annual total return from February 15, 2002, when Class 529-A and
    Class 529-B shares were first sold.
(5) Average annual total return from February 19, 2002, when Class 529-C shares were first sold.
(6) Average annual total return from March 1, 2002, when Class 529-E shares were first sold.
(7) Average annual total return from September 16, 2002, when Class 529-F shares were first sold.

BOARD OF DIRECTORS, ADVISORY BOARD AND OFFICERS

"NON-INTERESTED" DIRECTORS
                                             YEAR FIRST
                                                ELECTED
                                             A DIRECTOR
NAME AND AGE                               OF THE FUND(1)     PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

LOUISE H. BRYSON, 59                            1999          Executive Vice President, Distribution and Business Development,
                                                              Lifetime Television; Director and former Chairman of the Board, KCET -
                                                              Los Angeles (public television station); former Senior Vice President, fx Networks, Inc: Fox Inc.

MARY ANNE DOLAN, 56                             2000          Founder and President, M.A.D., Inc. (communications company); former
                                                              Editor-in-Chief, The Los Angeles Herald Examiner

MARTIN FENTON, 68                               2000          Chairman of the Board and CEO, Senior Resource Group LLC (development and management of senior living communities)

LEONARD R. FULLER, 57                           2002          President and CEO, Fuller Consulting (financial  management consulting firm)

CLAUDIO X. GONZALEZ LAPORTE, 69                 2001          Chairman of the Board and CEO, Kimberly-Clark de Mexico, S.A.

JOHN G. MCDONALD, 66                            1976          The IBJ Professor of Finance, Graduate School of Business, Stanford
                                                              University

BAILEY MORRIS-ECK, 59                           1993          Director and Programming Chair, WYPR Baltimore/  Washington (public radio station); Senior Associate, Financial News (London); Senior
                                                              Associate, Reuters Foundation; Senior Fellow, Institute for
                                                              International Economics; Consultant, The Independent of London

RICHARD G. NEWMAN, 69                           1996          Chairman of the Board and CEO, AECOM  Technology Corporation
                                                              (engineering, consulting and professional services

OLIN C. ROBISON, PH.D., 67                      1987          President of the Salzburg Seminar; President Emeritus, Middlebury
                                                              College

WILLIAM J. SPENCER, PH.D., 73                   1997          Chairman of the Board and CEO, SEMATECH (research and development consortium); Trustee, William Jewell College; Trustee, Associated
                                                              Universities, Inc.

"NON-INTERESTED" DIRECTORS
                                              NUMBER OF
                                          BOARDS WITHIN
                                               THE FUND
                                             COMPLEX(2)
                                               ON WHICH
NAME AND AGE                             DIRECTOR SERVES     OTHER DIRECTORSHIPS(3) HELD BY DIRECTOR

LOUISE H. BRYSON, 59                              1           None

MARY ANNE DOLAN, 56                               3           None

MARTIN FENTON, 68                                16           None

LEONARD R. FULLER, 57                            14           None

CLAUDIO X. GONZALEZ LAPORTE, 69                   1           America Movil S.A.; General Electric Company; Grupo Alfa; Grupo Carso;
                                                              The Home Depot; Kellogg Company; Kimberly-Clark Corp.; The Mexico Fund

JOHN G. MCDONALD, 66                              8           iStar Financial, Inc.; Plum Creek Timber Co.; Scholastic Corporation;
                                                              Varian, Inc.

BAILEY MORRIS-ECK, 59                             3           The Nevis Fund, Inc.

RICHARD G. NEWMAN, 69                            13           Sempra Energy; Southwest Water Company

OLIN C. ROBISON, PH.D., 67                        3           None

WILLIAM J. SPENCER, PH.D., 73                     1           None


 "INTERESTED" DIRECTORS(4)
                                             YEAR FIRST
                                              ELECTED A
                                             DIRECTOR OR      PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
NAME, AGE AND                                    OFFICER      AND POSITIONS HELD WITH AFFILIATED ENTITIES OR THE
POSITION WITH FUND                        OF THE FUND(1)      PRINCIPAL UNDERWRITER OF THE FUND

R. MICHAEL SHANAHAN, 65                         1994          Chairman of the Board and Principal Executive
Chairman of the Board                                         Officer, Capital Research and Management Company; Director, American
                                                              Funds Distributors, Inc.;(5) Director, The Capital Group Companies,
                                                              Inc.;(5) Chairman of the Board, Capital Management Services, Inc.;(5)
                                                              Director, Capital Strategy Research, Inc. (5)

JAMES F. ROTHENBERG, 57                         2000          President and Director, Capital Research and
President                                                     Management Company; Director, American Funds Distributors, Inc.; (5)
                                                              Director, American Funds Service Company; (5) Director, The Capital
                                                              Group Companies, Inc.; (5) Director, Capital Group Research, Inc. (5)

JAMES B. LOVELACE,(6) 47                        1994          Senior Vice President and Director, Capital
Senior Vice President                                         Research and Management Company

DONALD D. O'NEAL, 43                            1994          Senior Vice President, Capital Research and
Senior Vice President                                         Management Company

PAUL G. HAAGA, JR., 55                          2002          Executive Vice President and Director, Capital
                                                              Research and Management Company;
                                                              Director, The Capital Group Companies, Inc.;(5)
                                                              Director, American Funds Distributors, Inc.(5)

"INTERESTED" DIRECTORS(4)
                                              NUMBER OF
                                                 BOARDS
                                             WITHIN THE
                                        FUND COMPLEX(2)
NAME, AGE AND                                  ON WHICH
POSITION WITH FUND                       DIRECTOR SERVES      OTHER DIRECTORSHIPS(3) HELD BY DIRECTOR

R. MICHAEL SHANAHAN, 65                           2           None
Chairman of the Board

JAMES F. ROTHENBERG, 57                           3           None
President

JAMES B. LOVELACE,(6) 47                          2           None
Senior Vice President

DONALD D. O'NEAL, 43                              2           None
Senior Vice President

PAUL G. HAAGA, JR., 55                           17           None

Chairman Emeritus
JON B. LOVELACE, JR., 77                                      Chairman Emeritus, Capital Research and Management Company



ADVISORY BOARD MEMBERS
                                             YEAR FIRST
                                             ELECTED TO
                                               ADVISORY       PRINCIPAL OCCUPATION(S)
NAME AND AGE                                   BOARD(1)       DURING PAST FIVE YEARS

THOMAS M. CROSBY, JR., 65                       1995          Partner, Faegre & Benson (law firm)

SAM L. GINN, 66                                 2003          Retired; former Chairman of the Board, Vodafone Group Plc.; former
                                                              Chairman of the Board and CEO,
                                                              AirTouch Communications

ELLEN H. GOLDBERG, PH.D., 58                    1998          President, Santa Fe Institute; Research Professor, University of New
                                                              Mexico

L. DANIEL JORNDT, 62                            2003          Retired; former Chairman of the Board and CEO, Walgreen Company

WILLIAM H. KLING, 61                            1985          President, American Public Media Group

LUIS G. NOGALES, 60                             2003          President, Nogales Partners; Managing Director, Nogales Investors
                                                              Management LLC (private equity fund)

ROBERT J. O'NEILL, PH.D., 67                    1988          Deputy Chairman of the Council and Chairman of the  International
                                                              Advisory Panel, Graduate School of Government, University of Sydney,
                                                              Australia; Member of the Board of Directors, The Lowy Institute for
                                                              International Policy Studies, Sydney, Australia; Chairman of the
                                                              Council, Australian Strategic Policy Institute; former Chichele
                                                              Professor of the History of War and Fellow, All Souls College,
                                                              University of Oxford; former Chairman of the Council, International
                                                              Institute for Strategic Studies

NORMAN R. WELDON, PH.D., 69                     1977          Managing Director, Partisan Management Group, Inc.; former Chairman of the Board, Novoste Corporation; former President and Director, Corvita
                                                              Corporation

ADVISORY BOARD MEMBERS
                                              NUMBER OF
                                          BOARDS WITHIN
                                               THE FUND
                                             COMPLEX(2)
                                               ON WHICH
                                         ADVISORY BOARD
NAME AND AGE                              MEMBER SERVES       OTHER DIRECTORSHIPS HELD(3)

THOMAS M. CROSBY, JR., 65                         1           None

SAM L. GINN, 66                                   1           Chevron Texaco Corporation; Fremont Group; Hewlett-Packard Company

ELLEN H. GOLDBERG, PH.D., 58                      1           None

L. DANIEL JORNDT, 62                              1           Kellogg Company

WILLIAM H. KLING, 61                              6           Irwin Financial Corporation; St. Paul Companies

LUIS G. NOGALES, 60                               1           Arbitron, Inc.; Edison International; K-B Home; Kaufman & Broad, S.A.

ROBERT J. O'NEILL, PH.D., 67                      3           None

NORMAN R. WELDON, PH.D., 69                       3           Novoste Corporation



OTHER OFFICERS
                                             YEAR FIRST
                                                ELECTED       PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
NAME, AGE AND                                AN OFFICER       AND POSITIONS HELD WITH AFFILIATED ENTITIES OR
POSITION WITH FUND                       OF THE FUND(1)       THE PRINCIPAL UNDERWRITER OF THE FUND

GREGG E. IRELAND, 54                            1994          Senior Vice President, Capital Research and
Senior Vice President                                         Management Company

JOYCE E. GORDON, 47                             1998          Senior Vice President, Capital Research Company(5)
Vice President

ANNE M. LLEWELLYN, 56                           1984          Associate, Capital Research and Management
Vice President                                                Company

VINCENT P. CORTI, 47                            1994          Vice President-- Fund Business Management
Secretary                                                     Group, Capital Research and Management Company

THOMAS M. ROWLAND, 62                           1998          Senior Vice President, Capital Research and
Treasurer                                                     Management Company; Director, American Funds Service Company(5)

R. MARCIA GOULD, 49                             1993          Vice President -- Fund Business Management
Assistant Treasurer                                           Group, Capital Research and Management Company

THE STATEMENT OF ADDITIONAL  INFORMATION  INCLUDES ADDITIONAL  INFORMATION ABOUT
FUND DIRECTORS AND IS AVAILABLE  WITHOUT CHARGE UPON REQUEST BY CALLING AMERICAN
FUNDS  SERVICE  COMPANY AT  800/421-0180.  THE  ADDRESS  FOR ALL  DIRECTORS  AND
OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET, LOS ANGELES, CA 90071, ATTENTION:
FUND SECRETARY.

(1) Directors and officers of the fund are elected on an annual basis.
(2) Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts; and Endowments, whose shareholders are limited to certain nonprofit organizations.
(3) This includes all directorships (other than those in the American Funds) that are held by each Director as a director of a public company or a registered investment company.
(4) "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
(5) Company affiliated with Capital Research and Management Company.
(6) James B. Lovelace is the son of Jon B. Lovelace, Jr.

RESULTS OF MEETING OF SHAREHOLDERS HELD AUGUST 11, 2003 (UNAUDITED)

Shares outstanding (all classes) on record date (June 13, 2003)                         2,170,491,631
Total shares voting on August 11, 2003                                                  1,448,023,027     (66.7%)


PROPOSAL 1: ELECTION OF DIRECTORS
                                                                         Percent                                Percent
                                                                       of shares                              of shares
Director                                         Votes for            voting for        Votes withheld         withheld

Louise H. Bryson                            1,430,279,755                  99%          17,743,272                1%
Mary Anne Dolan                             1,430,599,250                  99           17,423,777                1
Martin Fenton                               1,429,327,237                  99           18,695,790                1
Leonard R. Fuller                           1,430,165,275                  99           17,857,752                1
Claudio X. Gonzalez Laporte                 1,428,268,450                  99           19,754,577                1
Paul G. Haaga, Jr.                          1,430,267,886                  99           17,755,141                1
James B. Lovelace                           1,430,859,121                  99           17,163,906                1
John G. McDonald                            1,428,943,723                  99           19,079,304                1
Bailey Morris-Eck                           1,430,515,935                  99           17,507,092                1
Richard G. Newman                           1,429,340,877                  99           18,682,150                1
Donald D. O'Neal                            1,431,066,317                  99           16,956,710                1
Olin C. Robison                             1,430,496,294                  99           17,526,733                1
James F. Rothenberg                         1,430,949,449                  99           17,073,578                1
R. Michael Shanahan                         1,431,065,185                  99           16,957,842                1
William J. Spencer                          1,429,618,082                  99           18,404,945                1

PROPOSAL 2: RATIFICATION OF ACCOUNTANTS

                             Percent                                       Percent                                   Percent
                           of shares                                     of shares                                 of shares
     Votes for            voting for           Votes against         voting against           Abstentions         abstaining

1,420,846,347                 98%                8,414,915                 1%                 18,761,765              1%

OFFICES

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

There are several ways to invest in The Investment Company of America. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts (and aggregated investments) of $25,000 or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.79 percentage points higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge ("CDSC") of up to 5% that declines over time. Class C shares were subject to annual expenses 0.86 percentage points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.10 percentage points) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

INVESTORS SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE INVESTMENT COMPANY OF AMERICA AND COLLEGEAMERICA CAREFULLY. THIS AND OTHER IMPORTANT INFORMATION IS CONTAINED IN THE PROSPECTUS, WHICH CAN BE OBTAINED FROM YOUR FINANCIAL ADVISER AND SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180 OR VISIT THE AMERICAN FUNDS WEBSITE AT AMERICANFUNDS.COM.

"AMERICAN FUNDS PROXY VOTING GUIDELINES" -- WHICH DESCRIBES HOW WE VOTE PROXIES RELATING TO PORTFOLIO SECURITIES -- IS AVAILABLE UPON REQUEST, FREE OF CHARGE, BY CALLING AMERICAN FUNDS SERVICE COMPANY, VISITING THE AMERICAN FUNDS WEBSITE OR ACCESSING THE U.S. SECURITIES AND EXCHANGE COMMISSION WEBSITE AT WWW.SEC.GOV.

This report is for the information of shareholders of The Investment Company of America, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2004, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds(R)]

The right choice for the long term(R)

WHAT MAKES AMERICAN FUNDS DIFFERENT?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors' best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted over 25 million shareholder accounts.

OUR UNIQUE COMBINATION OF STRENGTHS INCLUDES THESE FIVE FACTORS:

o  A LONG-TERM, VALUE-ORIENTED APPROACH
   Rather than follow fads, we pursue a consistent strategy, focusing on each investment's long-term potential.

o  AN UNPARALLELED GLOBAL RESEARCH EFFORT
   American Funds draws on one of the industry's most globally integrated research networks.

o  THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM
   Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time this method has contributed to a consistency of results and continuity of management.

o  EXPERIENCED INVESTMENT PROFESSIONALS
   The recent market decline was not the first for most of the portfolio counselors who serve the American Funds. Nearly 70% of them were in the investment business before the sharp market decline of 1987.

o  A COMMITMENT TO LOW OPERATING EXPENSES
   American Funds' operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

29 MUTUAL FUNDS, CONSISTENT PHILOSOPHY, CONSISTENT RESULTS

o  GROWTH FUNDS
   Emphasis on long-term growth through stocks
   AMCAP Fund(R)
   EuroPacific Growth Fund(R)
   The Growth Fund of America(R)
   The New Economy Fund(R)
   New Perspective Fund(R)
   New World Fund(SM)
   SMALLCAP World Fund(R)

o  GROWTH-AND-INCOME FUNDS
   Emphasis on long-term growth and dividends through stocks
   American Mutual Fund(R)
   Capital World Growth and Income Fund(SM)
   Fundamental Investors(SM)
>  The Investment Company of America(R)
   Washington Mutual Investors Fund(SM)

o  EQUITY-INCOME FUNDS
   Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(R)
   The Income Fund of America(R)

o  BALANCED FUND
   Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(R)

o  BOND FUNDS
   Emphasis on current income through bonds
   American High-Income Trust(SM)
   The Bond Fund of America(SM)
   Capital World Bond Fund(R)
   Intermediate Bond Fund of America(R)
   U.S. Government Securities Fund(SM)

o  TAX-EXEMPT BOND FUNDS
   Emphasis on tax-free current income through municipal bonds
   American High-Income Municipal Bond Fund(R)
   Limited Term Tax-Exempt Bond Fund of America(SM)
   The Tax-Exempt Bond Fund of America(R)

   STATE-SPECIFIC TAX-EXEMPT FUNDS
   The Tax-Exempt Fund of California(R)
   The Tax-Exempt Fund of Maryland(R)
   The Tax-Exempt Fund of Virginia(R)

o  MONEY MARKET FUNDS
   The Cash Management Trust of America(R)
   The Tax-Exempt Money Fund of America(SM)
   The U.S. Treasury Money Fund of America(SM)

THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. MFGEAR-904-0204

Litho in USA BDC/L/8060

Printed on recycled paper


ITEM 2 - Code of Ethics

This Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.


ITEM 3 - Audit Committee Financial Expert

The Registrant's Board has determined that John G. McDonald, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item. This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant's financial statements and condition.


ITEM 4 - Principal Accountant Fees and Services

Fees billed by the registrant's auditors for each of the last two fiscal years, including fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the registrant, and a description of the nature of the services comprising the fees, are listed below:

                  Registrant:
                        a)       Audit Fees:
                                    2002             $87,000
                                    2003             $97,000
                        b)       Audit- Related Fees:
                                    2002             $1,500
                                    2003             none
                                    The  audit-related  fees  consist  of
                                    assurance  and  related  services  relating
                                    to  the  fund's investments in a non-U.S.
                                    jurisdiction.
                        c)       Tax Fees:
                                    2002             $  8,000
                                    2003             $10,000
                                    The tax fees  consist  of  professional
                                    services  relating  to the  preparation of
                                    the fund's tax returns including returns
                                    relating to the fund's investments in a
                                    non-U.S. jurisdiction.
                        d)       All Other Fees:
                                    2002             none
                                    2003             none


ITEM 4 - Principal Accountant Fees and Services (continued)

                  Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the registrant and were subject to the pre-approval policies described below):
                        b)       Audit- Related Fees:
                                    2002             none
                                    2003             none
                        c)       Tax Fees:
                                    2002             none
                                    2003             none
                        d)       All Other Fees:
                                    2002             none
                                    2003             none

The registrant's Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the auditors' independence. The pre-approval requirement will extend to all non-audit services provided to the registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant. The Committee will not delegate its responsibility to pre-approve these services to the investment adviser. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the services listed above under paragraphs b, c and d.

Aggregate non-audit fees paid to the registrant's auditors, including fees for all services billed to the adviser and affiliates were $2,086,000 for fiscal year 2002 and $10,000 for fiscal year 2003. The non-audit services represented by these amounts were brought to the attention of the Committee and considered to be compatible with maintaining the auditors' independence.


ITEM 5 - Audit Committee Disclosure for Listed Companies

Not applicable.


ITEM 6 - Reserved


ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.


ITEM 8 - Reserved


ITEM 9 - Controls and Procedures

(a) The officers providing the certifications in this report in accordance with rule 30a-2 under the Investment Company Act of 1940 have concluded, based on their evaluation of the Registrant's disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b) There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.


ITEM 10 - Exhibits

(a) The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(b) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                        THE INVESTMENT COMPANY OF AMERICA

                                   By    /s/ R. Michael Shanahan
                                         R. Michael Shanahan, Chairman and CEO

                                         Date: March 8, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By   /s/ R. Michael Shanahan
     R. Michael Shanahan, Chairman and CEO

Date:  March 8, 2004




By   /s/ Thomas M. Rowland
     Thomas M. Rowland, Treasurer

Date: March 8, 2004